UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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XPAC Acquisition Corp.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION, DATED MAY 8, 2023

LETTER TO SHAREHOLDERS OF XPAC ACQUISITION CORP.

55 West 46 Street, 30th Floor
New York, NY 10036

Dear XPAC Acquisition Corp. Shareholder:

You are cordially invited to attend an extraordinary general meeting of XPAC Acquisition Corp., a Cayman Islands exempted company (“XPAC”), which will be held on [●], 2023, at [●] a.m., Eastern Time, at the offices of [●] located at [●], and virtually over the Internet via live webcast, at [●], or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned (the “Shareholder Meeting”).

Due to the current novel coronavirus (“COVID-19”) global pandemic, there are restrictions in place in many jurisdictions relating to the ability to conduct in-person meetings. As part of our precautions regarding COVID-19, we are planning for the Shareholder Meeting to be held virtually over the Internet via live webcast, but the physical location of the Shareholder Meeting will remain at the location specified above for the purposes of our amended and restated memorandum and articles of association (the “Memorandum and Articles of Association”). You will be permitted to attend the Shareholder Meeting in person at the offices of [●] only to the extent consistent with, or permitted by, applicable law and directives of public health authorities. The virtual meeting format allows attendance from any location in the world. You can attend the Shareholder Meeting, vote, and submit questions virtually over the Internet via live webcast, by visiting [●] and entering the control number found on your proxy card, voting instruction form or notice included in the proxy materials.

The attached Notice of the Shareholder Meeting and proxy statement describe the business XPAC will conduct at the Shareholder Meeting and provide information about XPAC that you should consider when you vote your shares. As more fully described in the attached proxy statement, which is dated [●], 2023 and is first being mailed to shareholders on or about that date, the Shareholder Meeting will be held for the purpose of considering and voting on the following proposals:

1.            Proposal No. 1 — Governing Documents Proposal — To amend XPAC’s Memorandum and Articles of Association to accelerate the date by which XPAC must cease all operations, except for the purpose of winding up, if it fails to complete a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or similar business combination involving XPAC with one or more businesses or entities, which we refer to as our initial business combination, from August 3, 2023 (the “Original Termination Date”) to [●], 2023 (the “Amended Termination Date”) (the “Governing Documents Proposal”);

2.            Proposal No. 2 — Trust Amendment Proposal — To amend the Investment Management Trust Agreement, dated as of June 29, 2021 (the “Trust Agreement”), by and between XPAC and Continental Stock Transfer & Trust Company, a New York limited purpose trust company, as trustee (“Continental”), pursuant to an amendment to the Trust Agreement in the form set forth in the Annex to the accompanying proxy statement, to accelerate the date on which Continental must commence liquidation of the trust account (the “Trust Account”) established in connection with XPAC’s initial public offering (the “IPO”) to [●], 2023 (the “Trust Amendment Proposal”); and

3.            Proposal No. 3 — Adjournment Proposal — To adjourn the Shareholder Meeting to a later date or dates, or sine die, if necessary, either (x) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient votes from the holders of Class A ordinary shares, par value $0.0001 per share (the “Class A Ordinary Shares”) and Class B ordinary shares, par value $0.0001 per share (the “Class B Ordinary Shares,” and together with the Class A Ordinary Shares, the “Ordinary Shares”) to approve the Governing Documents Proposal and/or the Trust Amendment Proposal or (y) if XPAC’s board of directors (the “XPAC Board”) determines before the Shareholder Meeting that is not necessary or no longer desirable to proceed with the Governing Documents Proposal and/or the Trust Amendment Proposal (the “Adjournment Proposal”).

Each of the Governing Documents Proposal and the Trust Amendment Proposal is cross-conditioned on the approval of each other. Each of the Governing Documents Proposal, the Trust Amendment Proposal and the Adjournment Proposal are more fully described in the accompanying proxy statement. Please take the time to read carefully each of the proposals in the accompanying proxy statement before you vote.

The Memorandum and Articles of Association currently provide that XPAC has until the Original Termination Date to complete its initial business combination and, if XPAC does not complete an initial business combination by the Original Termination Date, it will (i) on the Original Termination Date, cease all operations, except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, complete the redemption of all issued and outstanding Class A Ordinary Shares issued in the IPO (the “Public Shares”) originally offered together with redeemable warrants (“Public Warrants”) as units (the “Units”) in the IPO, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to XPAC (less taxes payable and up to $100,000 of interest to pay dissolution expenses and which interest shall be net of any taxes payable), divided by the number of the then-outstanding Public Shares, which redemption will completely extinguish the rights of the holders of Public Shares (the “Public Shareholders”) as shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption and subject to the approval of XPAC’s then remaining shareholders and XPAC’s board of directors (the “XPAC Board”), liquidate and dissolve, subject in each case to XPAC’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to the Public Warrants, which will expire worthless if XPAC fails to complete its initial business combination within the allotted time frame.

If the Governing Documents Proposal is approved, and because XPAC will not be able to complete an initial business combination by the Amended Termination Date, XPAC will (i) immediately after the Shareholder Meeting, cease all operations, except for the purpose of winding up; (ii) as promptly as reasonably possible, complete the Voluntary Redemption (as defined below); (iii) as promptly as reasonably possible but not more than ten business days thereafter, complete the redemption of all remaining issued and outstanding Public Shares not redeemed in the Voluntary Redemption, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account (after taking into account the Voluntary Redemption), including interest earned on the funds held in the Trust Account and not previously released to XPAC (less taxes payable and up to $100,000 of interest to pay dissolution expenses and which interest shall be net of any taxes payable), divided by the number of the then-outstanding Public Shares; and (iv) as promptly as reasonably possible following such redemption and subject to the approval of XPAC’s remaining shareholders after completion of the Post-Amendment Share Redemption (as defined below) and the XPAC Board, liquidate and dissolve, subject in each case to XPAC’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. As a result of the liquidation process, all investors will lose the potential investment in a target company, any price appreciation in the combined company and all Public Warrants and Private Placement Warrants (as defined below) will expire worthless.

Continental’s role as trustee of the Trust Account is subject to the terms and conditions of the Trust Agreement. The Trust Agreement currently provides that Continental shall commence liquidation of the Trust Account only and promptly (x) after its receipt of, and only in accordance with, the applicable instruction letter delivered by XPAC in connection with either a closing of an initial business combination or XPAC’s inability to effect an initial business combination within the time frame specified in the Memorandum and Articles of Association or (y) upon the date that is the later of the Original Termination Date and such later date as may be approved by XPAC’s shareholders in accordance with the Memorandum and Articles of Association, if the aforementioned termination letter has not been received by Continental prior to such date.

If the Trust Amendment Proposal is approved, Continental shall commence liquidation of the Trust Account only and promptly (x) after its receipt of, and only in accordance with, the applicable instruction letter delivered by XPAC in connection with either a closing of an initial business combination or XPAC’s inability to effect an initial business combination within the time frame specified in the Memorandum and Articles of Association or (y) upon the Amended Termination Date, if the aforementioned termination letter has not been received by Continental prior to such date.

The XPAC Board believes that the current provisions of the Memorandum and Articles of Association and the existing Trust Agreement described above were included to protect XPAC’s shareholders from having to sustain their investment for an unreasonably long period if XPAC were unable to find a suitable initial business combination target in the timeframe contemplated by the Memorandum and Articles of Association. However, even though the XPAC Board has determined that it is very unlikely that XPAC would be able to complete an initial business combination with a target other than SuperBac Biotechnology Solutions S.A., a corporation incorporated under the laws of the Federative Republic of Brazil (“SuperBac”), before the Original Termination Date, in the absence of a resolution passed pursuant to the Companies Act (As Revised) of the Cayman Islands to commence the voluntary liquidation of XPAC prior to the consummation of a business combination, XPAC is not permitted by the Memorandum and Articles of Association and the existing Trust Agreement to return the funds in the Trust Account to Public Shareholders by way of liquidating the Trust Account until after the Original Termination Date, and the Public Shareholders may only exercise their redemption rights in connection with a shareholder vote on a proposed business combination or upon the approval of an amendment to any provision of the Memorandum and Articles of Association relating to the rights of holders of Class A Ordinary Shares.

The purpose of the Governing Documents Proposal and the Trust Amendment Proposal is to accelerate the Original Termination Date to the Amended Termination Date such that (i) the Public Shareholders may elect to redeem all or a portion of their Public Shares in exchange for their pro rata portion of the funds held in the Trust Account in connection with the approval of the Governing Documents Proposal (the “Voluntary Redemption”), without having to wait for approximately another [●] months to do so while continuing to earn minimal interest, if any, on the funds during such waiting period; (ii) XPAC will be obligated to redeem all remaining issued and outstanding Public Shares not redeemed in the Voluntary Redemption as promptly as reasonably possible but not more than ten business days after the Amended Termination Date (the “Post-Amendment Share Redemption”) and, subject to the approval of XPAC’s remaining shareholders after completion of the Post-Amendment Share Redemption and the XPAC Board, liquidate and dissolve as promptly as reasonably possible after completion of the Post-Amendment Share Redemption, which will allow XPAC to return the funds to its Public Shareholders earlier and enable these shareholders to recover their investment sooner and deploy such returned funds as they see fit; and (iii) Continental shall commence liquidation of the Trust Account promptly upon the Amended Termination Date. XPAC also plans to voluntarily delist the Class A Ordinary Shares, Public Warrants and Units from the Nasdaq Capital Market (“Nasdaq”) as soon as practicable after completion of the Post-Amendment Share Redemption, subject to the rules of Nasdaq and the Memorandum and Articles of Association, as amended. As a result of the liquidation process, all investors will lose the potential investment in a target company, any price appreciation in the combined company and all Public Warrants and Private Placement Warrants will expire worthless.

For further details about the reasons for the Governing Documents Proposal and the Trust Amendment Proposal, see the sections titled “Proposal No. 1 — The Governing Documents Proposal — Reasons for the Governing Documents Proposal” and “Proposal No. 2 — The Trust Amendment Proposal — Reasons for the Trust Amendment Proposal,” respectively, of this proxy statement.

XPAC reserves the right to move to adjourn the Shareholder Meeting in the event that the XPAC Board determines before the Shareholder Meeting that is not necessary or no longer desirable to proceed with the Governing Documents Proposal and/or the Trust Amendment Proposal. In that event, at the Shareholder Meeting XPAC will ask its shareholders to vote only upon the Adjournment Proposal and not on the Governing Documents Proposal or the Trust Amendment Proposal.

The XPAC Board has fixed the close of business on [●], 2023 (the “Record Date”) as the record date for determining XPAC’s shareholders entitled to receive notice of, and vote at, the Shareholder Meeting and any adjournment thereof. Only holders of record of Ordinary Shares on the Record Date are entitled to have their votes counted at the Shareholder Meeting or any adjournment thereof.

As described above, pursuant to the Memorandum and Articles of Association, a Public Shareholder may request that XPAC redeem all or a portion of its Public Shares for cash if the Governing Documents Proposal is approved and implemented. Public Shareholders may elect to redeem all or a portion of their Public Shares even if they vote FOR the Governing Documents Proposal. On the Record Date, the redemption price per share was approximately $[●] (which is expected to be the same approximate amount two business days prior to the Shareholder Meeting), based on the aggregate amount on deposit in the Trust Account of approximately $[●] as of the Record Date, including interest earned on the funds held in the Trust Account and not previously released to XPAC (less taxes payable and up to $100,000 of interest to pay dissolution expenses and which interest shall be net of any taxes payable), divided by the total number of Public Shares then in issue. The closing price of the Class A Ordinary Shares on Nasdaq on the Record Date was $[●]. Accordingly, if the market price of the Class A Ordinary Shares were to remain the same until the date of the Shareholder Meeting, exercising redemption rights would result in a Public Shareholder receiving approximately $[●] [more][less] per share than if the shares were sold in the open market. XPAC cannot assure shareholders that they will be able to sell their Class A Ordinary Shares in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in its shares when such shareholders wish to sell their shares.

The approval of the Governing Documents Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds (2/3) majority of the votes cast by the holders of the issued and outstanding Class A Ordinary Shares and Class B Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon at the Shareholder Meeting.

The approval of the Trust Amendment Proposal requires, under the Trust Agreement, the affirmative vote of at least 65% of the outstanding Class A Ordinary Shares and Class B Ordinary Shares, voting together as a single class.

The approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of at least a majority of the votes cast by the holders of the issued and outstanding Class A Ordinary Shares and Class B Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon at the Shareholder Meeting. The Adjournment Proposal will only be put forth for a vote if either there are not sufficient votes to approve the Governing Documents Proposal and/or the Trust Amendment Proposal at the Shareholder Meeting or the XPAC Board determines before the Shareholder Meeting that is not necessary or no longer desirable to proceed with the Governing Documents Proposal and/or the Trust Amendment Proposal.

After careful consideration of all relevant factors, including, but not limited to, the termination of the proposed business combination between XPAC and SuperBac (the “Proposed SuperBac Business Combination”), prevailing market conditions, the time value of money, and the determination of the XPAC Board that it is very unlikely that XPAC would be able to complete an initial business combination with a target other than SuperBac before the Original Termination Date, the XPAC Board has determined that the Governing Documents Proposal, the Trust Amendment Proposal and the Adjournment Proposal are in the best interests of XPAC and its shareholders and recommends that you vote or give instruction to vote “FOR” each of the proposals.

Your vote is very important. Whether or not you plan to attend the Shareholder Meeting, please vote as soon as possible by following the instructions in the accompanying proxy statement to make sure that your shares are represented and voted at the Shareholder Meeting. Submitting a proxy now will NOT prevent you from being able to attend and vote during the Shareholder Meeting. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that the shares you beneficially own are represented and voted at the Shareholder Meeting. In this regard, you must provide the record holder of your shares with instructions on how to vote your shares or, if you wish to attend the Shareholder Meeting and vote in person, you will need to obtain a legal proxy from your bank, broker or nominee authorizing you to vote these shares and email a copy (a legible photograph is sufficient) of your proxy to proxy@continentalstock.com no later than 72 hours prior to the Shareholder Meeting. If you sign, date and return your proxy card without indicating how you wish to vote, your proxy will be voted FOR each of the proposals presented at the Shareholder Meeting. If you fail to return your proxy card and do not vote in person or by proxy at the Shareholder Meeting, your shares (i) will not be counted for the purposes of determining whether a quorum is present at the Shareholder Meeting or whether the Governing Documents Proposal or the Adjournment Proposal (as the case may be) is approved by the requisite votes; and (ii) will have the effect of a vote “AGAINST” the Trust Amendment Proposal at the Shareholder Meeting.

TO EXERCISE YOUR REDEMPTION RIGHTS IN RESPECT TO THE VOLUNTARY REDEMPTION, YOU MUST DEMAND IN WRITING THAT YOUR CLASS A ORDINARY SHARES BE REDEEMED FOR A PRO RATA PORTION OF THE FUNDS HELD IN THE TRUST ACCOUNT AND TENDER YOUR SHARES TO XPAC’S TRANSFER AGENT AT LEAST TWO BUSINESS DAYS PRIOR TO THE VOTE AT THE SHAREHOLDER MEETING. YOU MAY TENDER YOUR SHARES BY EITHER DELIVERING YOUR SHARE CERTIFICATE (IF ANY) AND OTHER REDEMPTION FORMS TO THE TRANSFER AGENT OR BY DELIVERING YOUR SHARES ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK, BROKER OR OTHER NOMINEE TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE SUCH REDEMPTION RIGHTS. IF THE GOVERNING DOCUMENTS PROPOSAL IS NOT APPROVED OR IMPLEMENTED, THEN THESE SHARES SHALL NOT BE REDEEMED AND SHALL BE RETURNED TO YOU OR YOUR ACCOUNT.

Enclosed is the Notice of Shareholder Meeting and accompanying proxy statement containing detailed information about the Shareholder Meeting, the Governing Documents Proposal, the Trust Amendment Proposal and the Adjournment Proposal. Whether or not you plan to attend the Shareholder Meeting, XPAC urges you to read this material carefully and vote your shares.

By Order of the Board of Directors of XPAC Acquisition Corp.,

Chu Chiu Kong

Chairman and Chief Executive Officer

XPAC ACQUISITION CORP.
55 West 46th Street, 30th Floor
New York, NY 10036
United States

NOTICE OF AN EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS OF XPAC ACQUISITION CORP.

TO BE HELD ON [●], 2023

To the Shareholders of XPAC Acquisition Corp.:

You are cordially invited to attend the extraordinary general meeting of the shareholders of XPAC Acquisition Corp., a Cayman Islands exempted company (“XPAC”), will be held on [●], 2023, at [●], Eastern Time (the “Shareholder Meeting”), at the offices of [●] located at [●], and virtually over the Internet via live webcast, at [●], or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned (the “Shareholder Meeting”).

Due to the current novel coronavirus (“COVID-19”) global pandemic, there are restrictions in place in many jurisdictions relating to the ability to conduct in-person meetings. As part of our precautions regarding COVID-19, we are planning for the Shareholder Meeting to be held virtually over the Internet via live webcast, but the physical location of the Shareholder Meeting will remain at the location specified above for the purposes of our amended and restated memorandum and articles of association (the “Memorandum and Articles of Association”). You will be permitted to attend the Shareholder Meeting in person at the offices of [●] only to the extent consistent with, or permitted by, applicable law and directives of public health authorities. The virtual meeting format allows attendance from any location in the world. You can attend the Shareholder Meeting, vote, and submit questions virtually over the Internet via live webcast, by visiting [●] and entering the control number found on your proxy card, voting instruction form or notice included in the proxy materials.

You are cordially invited to attend the Shareholder Meeting that will be held for the purpose of considering and voting on (i) a Governing Documents Proposal to amend XPAC’s Memorandum and Articles of Association to accelerate the date by which XPAC must cease all operations, except for the purpose of winding up, if it fails to complete a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or similar business combination involving XPAC with one or more businesses or entities, which we refer to as our initial business combination, from August 3, 2023 (the “Original Termination Date”) to [●], 2023 (the “Amended Termination Date”) (the “Governing Documents Proposal”); (ii) a trust amendment proposal to amend the Investment Management Trust Agreement, dated as of June 29, 2021 (the “Trust Agreement”), by and between XPAC and Continental Stock Transfer & Trust Company, a New York limited purpose trust company, as trustee (“Continental”), pursuant to an amendment to the Trust Agreement in the form set forth in the Annex to the accompanying proxy statement, to accelerate the date on which Continental must commence liquidation of the trust account (the “Trust Account”) established in connection with XPAC’s initial public offering (the “IPO”) to the Amended Termination Date (the “Trust Amendment Proposal”) and (iii) an adjournment proposal to adjourn the Shareholder Meeting to a later date or dates, or sine die, if necessary, either (x) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient votes from the holders of Class A ordinary shares, par value $0.0001 per share (the “Class A Ordinary Shares”) and Class B ordinary shares, par value $0.0001 per share (the “Class B Ordinary Shares,” and together with the Class A Ordinary Shares, the “Ordinary Shares”) to approve the Governing Documents Proposal and/or the Trust Amendment Proposal (the “Adjournment Proposal”) or (y) if the XPAC Board determines before the Shareholder Meeting that is not necessary or no longer desirable to proceed with the Governing Documents Proposal and/or the Trust Amendment Proposal, more fully described in the accompanying proxy statement, which is dated [●], 2023 and is first being mailed to shareholders on or about that date.

The purpose of the Governing Documents Proposal and the Trust Amendment Proposal is to accelerate the Original Termination Date to the Amended Termination Date such that (i) holders of the Class A Ordinary Shares issued in the IPO (the “Public Shares”) (the “Public Shareholders”) may elect to redeem all or a portion of their Public Shares in exchange for their pro rata portion of the funds held in the Trust Account in connection with the approval of the Governing Documents Proposal (the “Voluntary Redemption”), without having to wait for approximately another [●] months to do so while continuing to earn minimal interest, if any, on the funds during such waiting period; (ii) XPAC will be obligated to redeem all remaining issued and outstanding Public Shares not redeemed in the Voluntary Redemption as promptly as reasonably possible but not more than ten business days after the Amended Termination Date (the “Post-Amendment Share Redemption”) and, subject to the approval of XPAC’s remaining shareholders after completion of the Post-Amendment Share Redemption and the XPAC Board, liquidate and dissolve as promptly as reasonably possible after completion of the Post-Amendment Share Redemption, which will allow XPAC to return the funds to its Public Shareholders earlier and enable these shareholders to recover their investment sooner and deploy such returned funds as they see fit; and (iii) Continental shall commence liquidation of the Trust Account promptly upon the Amended Termination Date. XPAC also plans to voluntarily delist the Class A Ordinary Shares, the redeemable warrants of XPAC (“Public Warrants”) originally offered as units of Class A Ordinary Shares and Public Warrants (the “Units”) in the IPO from the Nasdaq Capital Market (“Nasdaq”) as soon as practicable after completion of the Post-Amendment Share Redemption, subject to the rules of Nasdaq and the Memorandum and Articles of Association, as amended. As a result of the liquidation process, all Public Warrants and Private Placement Warrants will expire worthless.

The full text of the resolutions to be voted on is as follows:

Proposal No. 1 — the Governing Documents Proposal

“RESOLVED, as a special resolution, that, conditional upon XPAC having net tangible assets of at least $5,000,0001 after giving effect to any share redemptions in connection with this resolution pursuant to the existing Memorandum and Articles of Association of XPAC, the existing Memorandum and Articles of Association of XPAC be and are hereby amended by:

(a)	amending Article 49.7 by deleting the following introduction of such sub-section:

“In the event that the Company does not consummate a Business Combination within 24 months from the consummation of the IPO, or such later time as the Members may approve in accordance with the Articles, the Company shall:”

and replacing it with the following:

“In the event that the Company does not consummate a Business Combination by [●], 2023, the Company shall:”; and

(b)	amending Article 49.8(a) by deleting the words:

“within 24 months from the consummation of the IPO”

and replacing them with the words:

“by [●], 2023”; and

RESOLVED, as an ordinary resolution, that the approval of the Governing Document Proposal, Trust Amendment Proposal and Adjournment Proposal is intended to constitute the adoption of a plan of complete liquidation of XPAC for U.S. federal income tax purposes.”

Proposal No. 2 — the Trust Amendment Proposal

“RESOLVED, that, conditional upon the effectiveness of the Governing Documents Proposal, the amendment to the Investment Management Trust Agreement, dated as of June 29, 2021 (the “Trust Agreement”), by and between XPAC and Continental Stock Transfer & Trust Company, a New York limited purpose trust company, as trustee (“Continental”), pursuant to an amendment to the Trust Agreement in the form set forth in the Annex to the accompanying proxy statement, to accelerate the date on which Continental must commence liquidation of the trust account established in connection with XPAC’s initial public offering to [●], 2023 be and is hereby authorized and approved.”

Proposal No. 3 — the Adjournment Proposal

“RESOLVED, as an ordinary resolution, that the adjournment of the extraordinary general meeting to a later date or dates, or sine die, and time and place, to be determined by the chairman of the extraordinary general meeting be and is hereby authorized and approved.”

Notwithstanding the order in which the proposals are set out herein, XPAC may put the proposals to the Shareholder Meeting in such order as it may determine.

Each of the Governing Documents Proposal and the Trust Amendment Proposal is cross-conditioned on the approval of each other. The Adjournment Proposal is not conditioned upon the approval of any other proposal. If, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient votes from the holders of Ordinary Shares to approve the Governing Documents Proposal and/or the Trust Amendment Proposal, XPAC may move to adjourn the Shareholder Meeting to such later date or dates, or sine die, to permit further solicitation and vote of proxies. XPAC also reserves the right to move to adjourn the Shareholder Meeting in the event that the XPAC Board determines before the Shareholder Meeting that is not necessary or no longer desirable to proceed with the Governing Documents Proposal and/or the Trust Amendment Proposal. In those events, at the Shareholder Meeting XPAC will ask its shareholders to vote only upon the Adjournment Proposal and not on the Governing Documents Proposal or the Trust Amendment Proposal. If the Governing Documents Proposal and the Trust Amendment Proposal are approved at the Shareholder Meeting, the Adjournment Proposal will not be presented.

After careful consideration of all relevant factors, including, but not limited to, the termination of the proposed business combination between XPAC and SuperBac (the “Proposed SuperBac Business Combination”), prevailing market conditions, the time value of money, and the determination of the XPAC Board that it is very unlikely that XPAC would be able to complete an initial business combination with a target other than SuperBac Biotechnology Solutions S.A., a corporation incorporated under the laws of the Federative Republic of Brazil (“SuperBac”) before the Original Termination Date, the XPAC Board has determined that the Governing Documents Proposal, the Trust Amendment Proposal and the Adjournment Proposal are in the best interests of XPAC and its shareholders and recommends that you vote or give instruction to vote “FOR” each of the proposals.

The XPAC Board has fixed the close of business on [●], 2023 (the “Record Date”) as the record date for determining XPAC’s shareholders entitled to receive notice of, and vote at, the Shareholder Meeting and any adjournment thereof. Only holders of record of Ordinary Shares on the Record Date are entitled to have their votes counted at the Shareholder Meeting or any adjournment thereof.

As described above, pursuant to the Memorandum and Articles of Association, a Public Shareholder may request that XPAC redeem all or a portion of its Public Shares for cash if the Governing Documents Proposal is approved and implemented. Public Shareholders may elect to redeem all or a portion of their Public Shares even if they vote FOR the Governing Documents Proposal. On the Record Date, the redemption price per share was approximately $[●] (which is expected to be the same approximate amount two business days prior to the Shareholder Meeting), based on the aggregate amount on deposit in the Trust Account of approximately $[●] as of the Record Date, including interest earned on the funds held in the Trust Account and not previously released to XPAC (less taxes payable and up to $100,000 of interest to pay dissolution expenses and which interest shall be net of any taxes payable), divided by the total number of Public Shares then in issue. The closing price of the Class A Ordinary Shares on Nasdaq on the Record Date was $[●]. Accordingly, if the market price of the Class A Ordinary Shares were to remain the same until the date of the Shareholder Meeting, exercising redemption rights would result in a Public Shareholder receiving approximately $[●] [more][less] per share than if the shares were sold in the open market. XPAC cannot assure shareholders that they will be able to sell their Class A Ordinary Shares in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in its shares when such shareholders wish to sell their shares.

The approval of the Governing Documents Proposal is a condition to its implementation. In addition, XPAC will not implement the Governing Documents Proposal if XPAC will not have at least $5,000,001 of net tangible assets following approval of the Governing Documents Proposal, after taking into account the Voluntary Redemption. XPAC cannot predict the amount that will remain in the Trust Account following the Voluntary Redemption if the Governing Documents Proposal is approved and implemented, and the amount remaining in the Trust Account may be only a small fraction of the approximately $[●] that was in the Trust Account as of the Record Date, including interest earned on the funds held in the Trust Account and not previously released to XPAC (less taxes payable and up to $100,000 of interest to pay dissolution expenses and which interest shall be net of any taxes payable).

If the Governing Documents Proposal is not approved or implemented, and a business combination is not completed on or before the Original Termination Date, XPAC will: (i) on the Original Termination Date, cease all operations, except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, complete the redemption of all issued and outstanding Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to XPAC (less taxes payable and up to $100,000 of interest to pay dissolution expenses and which interest shall be net of any taxes payable), divided by the number of the then-outstanding Public Shares, which redemption will completely extinguish Public Shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption and subject to the approval of XPAC’s remaining shareholders after such redemption and the XPAC Board, liquidate and dissolve, subject in each case to XPAC’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

TO EXERCISE YOUR REDEMPTION RIGHTS IN RESPECT TO THE VOLUNTARY REDEMPTION, YOU MUST DEMAND IN WRITING THAT YOUR CLASS A ORDINARY SHARES BE REDEEMED FOR A PRO RATA PORTION OF THE FUNDS HELD IN THE TRUST ACCOUNT AND TENDER YOUR SHARES TO XPAC’S TRANSFER AGENT AT LEAST TWO BUSINESS DAYS PRIOR TO THE VOTE AT THE SHAREHOLDER MEETING. YOU MAY TENDER YOUR SHARES BY EITHER DELIVERING YOUR SHARE CERTIFICATE (IF ANY) AND OTHER REDEMPTION FORMS TO THE TRANSFER AGENT OR BY DELIVERING YOUR SHARES ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK, BROKER OR OTHER NOMINEE TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE SUCH REDEMPTION RIGHTS. IF THE GOVERNING DOCUMENTS PROPOSAL IS NOT APPROVED OR IMPLEMENTED, THEN THESE SHARES SHALL NOT BE REDEEMED AND SHALL BE RETURNED TO YOU OR YOUR ACCOUNT.

The approval of the Governing Documents Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds (2/3) majority of the votes cast by the holders of the issued and outstanding Class A Ordinary Shares and Class B Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon at the Shareholder Meeting.

The approval of the Trust Amendment Proposal requires, under the Trust Agreement, the affirmative vote of at least 65% of the outstanding Class A Ordinary Shares and Class B Ordinary Shares, voting together as a single class. Each of the Governing Documents Proposal and the Trust Amendment Proposal is cross-conditioned on the approval of each other.

The approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of at least a majority of the votes cast by the holders of the issued and outstanding Class A Ordinary Shares and Class B Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon at the Shareholder Meeting. The Adjournment Proposal will only be put forth for a vote if either (x) there are not sufficient votes to approve the Governing Documents Proposal and/or the Trust Amendment Proposal at the Shareholder Meeting or (y) the XPAC Board determines before the Shareholder Meeting that is not necessary or no longer desirable to proceed with the Governing Documents Proposal and/or the Trust Amendment Proposal.

Record holders of Ordinary Shares at the close of business on the Record Date are entitled to vote or have their votes cast at the Shareholder Meeting. On the Record Date, there were 21,961,131 issued and outstanding Class A Ordinary Shares and 5,490,283 issued and outstanding Class B Ordinary Shares. Voting on all resolutions at the Shareholder Meeting will be conducted by way of a poll rather than on a show of hands. On a poll, votes are counted according to the number of shares registered in each shareholder’s name which are voted, with each Ordinary Share carrying one vote.

As of the date of the proxy statement, XPAC Sponsor LLC (the “Sponsor”) and XPAC’s independent directors hold 20% of the issued and outstanding Ordinary Shares and have not purchased any Public Shares, but may do so at any time.

Your vote is very important. Whether or not you plan to attend the Shareholder Meeting, please vote as soon as possible by following the instructions in the accompanying proxy statement to make sure that your shares are represented and voted at the Shareholder Meeting. Submitting a proxy now will NOT prevent you from being able to attend and vote during the Shareholder Meeting. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that the shares you beneficially own are represented and voted at the Shareholder Meeting. In this regard, you must provide the record holder of your shares with instructions on how to vote your shares or, if you wish to attend the Shareholder Meeting and vote in person, you will need to obtain a legal proxy from your bank, broker or nominee authorizing you to vote these shares and email a copy (a legible photograph is sufficient) of your proxy to proxy@continentalstock.com no later than 72 hours prior to the Shareholder Meeting.

Enclosed is the proxy statement containing important information about the Shareholder Meeting, the Governing Documents Proposal, the Trust Amendment Proposal and the Adjournment Proposal. Whether or not you plan to attend the Shareholder Meeting, XPAC urges you to read this material carefully and vote your shares.

If you have any questions or need assistance voting your Ordinary Shares, please contact [●], XPAC’s proxy solicitor, by calling [●], or banks and brokers can call collect at [●], or by emailing [●].

This Notice of Shareholder Meeting and the accompanying proxy statement are dated [●], 2023 and are first being mailed to shareholders on or about that date.

By Order of the Board of Directors of XPAC Acquisition Corp.,

Chu Chiu Kong
Chairman and Chief Executive Officer

TABLE OF CONTENTS

XPAC ACQUISITION CORP.
55 West 46th Street, 30th Floor
New York, NY 10036
United States

PROXY STATEMENT FOR THE EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS OF XPAC ACQUISITION CORP.

TO BE HELD ON [●], 2023

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Some of the statements contained in this proxy statement constitute forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Forward-looking statements reflect the current views of XPAC Acquisition Corp. with respect to, among other things, XPAC’s capital resources and results of operations. Statements regarding market conditions and results of operations also are forward-looking statements. In some cases, you can identify these forward-looking statements by the use of terminology such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words or phrases.

The forward-looking statements contained in this proxy statement reflect XPAC’s current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause its actual results to differ significantly from those expressed in any forward-looking statement. XPAC does not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements:

•	XPAC’s ability to complete an initial business combination;

•	the market price and liquidity of the Class A Ordinary Shares;

•	the per-share redemption price of the Class A Ordinary Shares; and

•	the timing of the Post-Amendment Share Redemption and XPAC’s liquidation, dissolution and delisting from Nasdaq.

While forward-looking statements reflect XPAC’s good faith beliefs, they are not guarantees of future performance. XPAC disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes after the date of this proxy statement, except as required by applicable law. For a further discussion of these and other factors that could cause XPAC’s future results, performance or transactions to differ significantly from those expressed in any forward-looking statement, please see the section titled “Risk Factors” in XPAC’s final prospectus, dated July 29, 2021, as filed with the Securities and Exchange Commission (the “SEC”) on August 2, 2021 and in other reports filed by XPAC with the SEC from time to time, including our Annual Reports on Forms 10-K. You should not place undue reliance on any forward-looking statements, which are based only on information currently available to XPAC (or to third parties making the forward-looking statements).

QUESTIONS AND ANSWERS ABOUT THE SHAREHOLDER MEETING

The questions and answers below highlight only selected information from this proxy statement and only briefly address some commonly asked questions about the Shareholder Meeting and the proposals to be presented at the Shareholder Meeting. The following questions and answers do not include all the information that is important to XPAC’s shareholders. Shareholders are urged to read carefully this entire proxy statement, including the other documents referred to herein, to fully understand the proposals to be presented at the Shareholder Meeting and the voting procedures for the Shareholder Meeting, which will be held on [●], 2023, at [●] a.m., Eastern Time. The Shareholder Meeting will be held at the offices of [●] located at [●], and virtually over the Internet via live webcast, at [●], or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned. You can attend the meeting, vote, and submit questions virtually over the Internet via live webcast, by visiting [●] and entering the control number found on your proxy card, voting instruction form or notice included in the proxy materials.

Q:	Why am I receiving this proxy statement?

A:	XPAC is a blank check company incorporated as a Cayman Islands exempted company on March 11, 2021. XPAC was incorporated for the purpose of effecting a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or other similar business combination involving XPAC with one or more businesses or entities. Following the closing of the IPO on August 3, 2021 and the partial exercise of the underwriter’s, over-allotment option on August 16, 2021, and the respective concurrent sales of private placement warrants to the Sponsor (the “Private Placement Warrants”), after deducting the underwriting discounts and commissions and IPO expenses, $219,611,310 of the net proceeds from our IPO and certain of the proceeds from the sale of the Private Placement Warrants was placed in the Trust Account. The Memorandum and Articles of Association provide for the return of the IPO proceeds held in trust to the Public Shareholders if there is no qualifying business combination is consummated within 24 months after the date of the closing of the IPO (i.e., by the Original Termination Date).

The purpose of the Governing Documents Proposal and the Trust Amendment Proposal is to accelerate the Original Termination Date to the Amended Termination Date such that (i) the Public Shareholders may elect to redeem all or a portion of their Public Shares in exchange for their pro rata portion of the funds held in the Trust Account in connection with the approval of the Governing Documents Proposal, without having to wait for approximately another [●] months to do so while continuing to earn minimal interest, if any, on the funds during such waiting period; (ii) XPAC will be obligated to redeem all remaining issued and outstanding Public Shares not redeemed in the Voluntary Redemption as promptly as reasonably possible but not more than ten business days after the Amended Termination Date and, subject to the approval of XPAC’s remaining shareholders after completion of the Post-Amendment Share Redemption and the XPAC Board, liquidate and dissolve as promptly as reasonably possible after completion of the Post-Amendment Share Redemption, which will allow XPAC to return the funds to its Public Shareholders earlier and enable these shareholders to recover their investment sooner and deploy such returned funds as they see fit; and (iii) Continental shall commence liquidation of the Trust Account promptly upon the Amended Termination Date. XPAC also plans to voluntarily delist the Class A Ordinary Shares, Public Warrants and Units from Nasdaq as soon as practicable after completion of the Post-Amendment Share Redemption, subject to the rules of Nasdaq and the Memorandum and Articles of Association, as amended.

After careful consideration of all relevant factors, including, but not limited to, the termination of the proposed business combination between XPAC and SuperBac (as defined below) (the “Proposed SuperBac Business Combination”), prevailing market conditions, the time value of money, and the determination of the XPAC Board that it is very unlikely that XPAC would be able to complete an initial business combination with a target other than SuperBac Biotechnology Solutions S.A., a corporation incorporated under the laws of the Federative Republic of Brazil (“SuperBac”) before the Original Termination Date, the XPAC Board has determined that the Governing Documents Proposal and the Trust Amendment Proposal are in the best interests of XPAC and its shareholders. On this basis, XPAC believes that it is in the best interests of XPAC’s shareholders to amend the Memorandum and Articles of Association and the Trust Agreement to accelerate the Original Termination Date to the Amended Termination Date and is therefore holding this Shareholder Meeting.

Q:	When and where will the Shareholder Meeting be held?

A:	The Shareholder Meeting will be held on [●], 2023, at [●] a.m., Eastern Time, at the offices of [●] located at [●], and virtually over the Internet via live webcast, at [●], or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned.

Shareholders may attend the Shareholder Meeting in person. Due to the current novel coronavirus (“COVID-19”) global pandemic, there are restrictions in place in many jurisdictions relating to the ability to conduct in-person meetings. Therefore, in view of the ongoing COVID-19 pandemic, we are taking precautionary measures and therefore encourage you to attend the Shareholder Meeting virtually. You will be permitted to attend the Shareholder Meeting in person at the offices of [●] only to the extent consistent with, or permitted by, applicable law and directives of public health authorities. The virtual meeting format allows attendance from any location in the world. You can attend the meeting, vote, and submit questions virtually over the Internet via live webcast, by visiting [●] and entering the control number found on your proxy card, voting instruction form or notice included in the proxy materials.

Q:	How do I vote?

A:	If you were a holder of record of Class A Ordinary Shares or Class B Ordinary Shares on the close of business on [●], 2023, the Record Date for the Shareholder Meeting, you may vote with respect to the proposals in person or virtually at the Shareholder Meeting, or by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided.

Voting by Mail. By signing and dating the proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individual(s) named on the proxy card to vote your shares at the Shareholder Meeting in the manner you indicate. You are encouraged to sign, date and return the proxy card even if you plan to attend the Shareholder Meeting so that your shares will be voted if you are unable to attend the Shareholder Meeting. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign, date and return all proxy cards to ensure that all of your shares are voted. Votes submitted by mail must be received by [●] a.m., Eastern Time, on [●], 2023, being 48 hours before the time appointed for the holding of the Shareholder Meeting (or, in the case of an adjournment, no later than 48 hours before the time appointed for the holding of the adjourned meeting). If you sign, date and return your proxy card without indicating how you wish to vote, your proxy will be voted FOR each of the proposals presented at the Shareholder Meeting. If you fail to return your proxy card and do not vote in person or by proxy at the Shareholder Meeting, your shares (i) will not be counted for the purposes of determining whether a quorum is present at the Shareholder Meeting or whether the Governing Documents Proposal or the Adjournment Proposal (as the case may be) is approved by the requisite votes; and (ii) will have the effect of a vote “AGAINST” the Trust Amendment Proposal at the Shareholder Meeting.

Voting in Person at the Meeting. If you attend the Shareholder Meeting and plan to vote in person, you will be provided with a ballot at the Shareholder Meeting. If your shares are registered directly in your name, you are considered the shareholder of record and you have the right to attend and vote in person at the Shareholder Meeting. If you hold your shares in “street name,” which means your shares are held of record by a bank, broker or other nominee, you should follow the instructions provided by your bank, broker or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the record holder of your shares with instructions on how to vote your shares or, if you wish to attend the Shareholder Meeting and vote in person, you will need to bring to the Shareholder Meeting a legal proxy from your bank, broker or nominee authorizing you to vote these shares.

Voting Electronically via the Internet. You may attend, vote and examine the list of shareholders entitled to vote at the Shareholder Meeting by visiting [●] and entering the control number found on your proxy card, voting instruction form or notice included in the proxy materials. Please see the question “How do I attend the Shareholder Meeting virtually over the Internet via live webcast” below for further information on how to attend the Shareholder Meeting virtually over the Internet via live webcast.

Q:	How do I attend the Shareholder Meeting virtually over the Internet via live webcast?

A:	If you are a registered shareholder, you will receive a proxy card from Continental Stock Transfer & Trust Company (“Continental” or the “Transfer Agent”). The form contains instructions on how to attend the Shareholder Meeting virtually over the Internet via live webcast, including the URL address, along with your control number. You will need your control number for access. If you do not have your control number, contact the Transfer Agent at 917-262-2373, or email proxy@continentalstock.com.

You can pre-register to attend the virtual Shareholder Meeting starting on [●], 2023 at [●] a.m., Eastern Time (five business days prior to the meeting date) by entering the URL address into your browser [●] and entering your control number, name and email address. Once you pre-register you can vote or enter questions in the chat box during the Shareholder Meeting. At the start of the Shareholder Meeting, you will need to log in again using your control number and will also be prompted to enter your control number if you vote during the Shareholder Meeting.

If you hold your shares in “street name,” which means your shares are held of record by a bank, broker or other nominee, you will need to contact the Transfer Agent to receive a control number. If you plan to vote at the Shareholder Meeting, you will need to have a legal proxy from your bank, broker or other nominee or if you would like to join and not vote, the Transfer Agent will issue you a guest control number with proof of ownership. In either case, you must contact the Transfer Agent for specific instructions on how to receive the control number. The Transfer Agent can be contacted at the number or email address above. Please allow up to 72 hours prior to the meeting for processing your control number. Investors should contact their bank, broker or nominee for instructions regarding obtaining a legal proxy.

If you do not have access to Internet, you can listen only to the meeting by dialing [●] (toll-free) (or [●] (standard rates apply) if you are located outside the United States and Canada (standard rates apply)) and when prompted enter the pin number [●]. Please note that you will not be able to vote or ask questions at the Shareholder Meeting if you choose to participate telephonically.

A separate conference line to allow participants to communicate with each other during the Shareholder Meeting will also be made available.

Q:	What are the specific proposals on which I am being asked to vote at the Shareholder Meeting?

A:	XPAC’s shareholders are being asked to consider and vote on the following proposals:

1.	Proposal No. 1 — Governing Documents Proposal — To amend XPAC’s Memorandum and Articles of Association to accelerate the date by which XPAC must cease all operations, except for the purpose of winding up, if it fails to complete a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or similar business combination involving XPAC with one or more businesses or entities, which we refer to as our initial business combination, from the Original Termination Date to the Amended Termination Date;

2.	Proposal No. 2 — Trust Amendment Proposal — To amend the Trust Agreement, pursuant to an amendment to the Trust Agreement in the form set forth in the Annex to this proxy statement, to accelerate the date on which Continental must commence liquidation of the Trust Account established in connection with XPAC’s IPO to [●] 2023; and

3.	Proposal No. 3 — Adjournment Proposal - To adjourn the Shareholder Meeting to a later date or dates, or sine die, if necessary, either (x) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient votes from the holders of Ordinary Shares to approve the Governing Documents Proposal and/or the Trust Amendment Proposal or (y) if the XPAC Board determines before the Shareholder Meeting that is not necessary or no longer desirable to proceed with the Governing Documents Proposal and/or the Trust Amendment Proposal.

Each of the Governing Documents Proposal and the Trust Amendment Proposal is cross-conditioned on the approval of each other. The Adjournment Proposal is not conditioned upon the approval of any other proposal. For more information, please see “Proposal No. 1 — The Governing Documents Proposal,” “Proposal No. 2 — The Trust Amendment Proposal” and “Proposal No. 3 — The Adjournment Proposal.”

After careful consideration, the XPAC Board has determined that the Governing Documents Proposal, the Trust Amendment Proposal and the Adjournment Proposal are in the best interests of XPAC and its shareholders and recommends that you vote or give instruction to vote “FOR” each of the proposals.

The existence of financial and personal interests of our directors and officers may result in conflicts of interest, including a conflict between what may be in the best interests of XPAC and its shareholders and what may be best for a director’s personal interests when determining to recommend that shareholders vote for the proposals. See the sections titled “Proposal No. 1 — The Governing Documents Proposal — Interests of the Sponsor and XPAC’s Directors and Officers,” “Proposal No. 2 — The Trust Amendment Proposal — Interests of the Sponsor and XPAC’s Directors and Officers,” and “Beneficial Ownership of Securities” for a further discussion of these considerations.

THE VOTE OF SHAREHOLDERS IS IMPORTANT. SHAREHOLDERS ARE URGED TO SUBMIT THEIR PROXIES AS SOON AS POSSIBLE AFTER CAREFULLY REVIEWING THIS PROXY STATEMENT.

Q:	Are the proposals conditioned on one another?

A:	Each of the Governing Documents Proposal and the Trust Amendment Proposal is cross-conditioned on the approval of each other. The Adjournment Proposal is not conditioned upon the approval of any other proposal. If, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient votes from the holders of Ordinary Shares to approve the Governing Documents Proposal and/or the Trust Amendment Proposal, XPAC may move to adjourn the Shareholder Meeting to such later date or dates, or sine die (i.e. with no appointed date for resumption), to permit further solicitation and vote of proxies. XPAC also reserves the right to move to adjourn the Shareholder Meeting in the event that the XPAC Board determines before the Shareholder Meeting that is not necessary or no longer desirable to proceed with the Governing Documents Proposal and/or the Trust Amendment Proposal. In those events, at the Shareholder Meeting XPAC will ask its shareholders to vote only upon the Adjournment Proposal and not on the Governing Documents Proposal or the Trust Amendment Proposal. If the Governing Documents Proposal and the Trust Amendment Proposal are approved at the Shareholder Meeting, the Adjournment Proposal will not be presented.

Q:	Has XPAC entered into any business combination transaction?

A:

On April 25, 2022, XPAC entered into a business combination agreement with SuperBac and the other parties thereto (the “SuperBac Business Combination Agreement”) in connection with the Proposed SuperBac Business Combination. On May 2, 2023, SuperBac informed XPAC that it had decided to terminate the Business Combination Agreement, which SuperBac was entitled to do pursuant to Section 10.1(i) of the Business Combination Agreement. SuperBac informed XPAC that it had based its decision to terminate the Business Combination Agreement on a number of factors including: (i) the prevailing unfavorable public market conditions and trends in the share price performance of companies that have completed de-SPAC transactions; (ii) a balancing of the benefits and drawbacks of becoming a publicly traded company under current circumstances, including heightened volatility and share price performance risks for companies operating businesses in challenging market conditions; and (iii) the fact that no PIPE Investments had been entered into that would provide PubCo with proceeds from the issuance of ordinary shares, it being noted that the Modal PIPE Financing and the Yorkville PIPE Financing, if entered into and consummated, would have comprised the issuance of debt, warrants and convertible debentures raising gross proceeds at a level significantly lower than the Minimum Cash Condition.

Effective as of May 3, 2023, the parties to the SuperBac Business Combination Agreement mutually agreed to terminate the SuperBac Business Combination Agreement pursuant to a Termination of the Business Combination Agreement dated as ofMay 3, 2023 by and between the parties thereto (the “Termination Agreement”).

In connection with the termination of the Proposed SuperBac Business Combination, on May 3, 2023, the XPAC Board held a video conference meeting that was also attended by XPAC’s management team. During the meeting, the XPAC Board and XPAC’s management team discussed a number of topics as a result of the proposed termination of the Proposed SuperBac Business Combination, as further described the section titled “Proposal No. 1 — The Governing Documents Proposal — Reasons for the Governing Documents Proposal” of this proxy statement.

OnMay 3, 2023, the XPAC Board: (i) resolved to approve the entry into of the Termination Agreement by XPAC; (ii) determined that it is very unlikely that XPAC would able to complete an initial business combination with a target other than SuperBac before the Original Termination Date due to the factors referred to above; (iii) determined that it is in the best interests of XPAC and its shareholders to accelerate the Original Termination Date to the Amended Termination Date; and (iv) resolved that XPAC take all actions that are necessary and advisable in order to convene an extraordinary general meeting of XPAC’s shareholders in order to consider and vote upon the Governing Documents Proposal, the Trust Amendment Proposal and the Adjournment Proposal.

For further information, see the section titled “Proposal No. 1 — The Governing Documents Proposal — Reasons for the Governing Documents Proposal” of this proxy statement.

Q:	Why is XPAC proposing the Governing Documents Proposal and the Trust Amendment Proposal?

A:	The Memorandum and Articles of Association currently provide that XPAC has until the Original Termination Date to complete its initial business combination and, if XPAC does not complete an initial business combination by the Original Termination Date, it will (i) on the Original Termination Date, cease all operations, except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, complete the redemption of all issued and outstanding Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to XPAC (less taxes payable and up to $100,000 of interest to pay dissolution expenses and which interest shall be net of any taxes payable), divided by the number of the then-outstanding Public Shares, which redemption will completely extinguish Public Shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption and subject to the approval of XPAC’s then remaining shareholders and the XPAC Board, liquidate and dissolve, subject in each case to XPAC’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

The Trust Agreement currently provides that Continental shall commence liquidation of the Trust Account only and promptly (x) after its receipt of, and only in accordance with, the applicable instruction letter delivered by XPAC in connection with either a closing of an initial business combination or XPAC’s inability to effect an initial business combination within the time frame specified in the Memorandum and Articles of Association or (y) upon the date that is the later of the Original Termination Date and such later date as may be approved by XPAC’s shareholders in accordance with the Memorandum and Articles of Association, if the aforementioned termination letter has not been received by Continental prior to such date. If the Trust Amendment Proposal is approved, Continental shall commence liquidation of the Trust Account only and promptly (x) after its receipt of, and only in accordance with, the applicable instruction letter delivered by XPAC in connection with either a closing of an initial business combination or XPAC’s inability to effect an initial business combination within the time frame specified in the Memorandum and Articles of Association or (y) upon the Amended Termination Date, if the aforementioned termination letter has not been received by Continental prior to such date.

The XPAC Board believes that the current provisions of the Memorandum and Articles of Association and the existing Trust Agreement described above were included to protect XPAC’s shareholders from having to sustain their investment for an unreasonably long period if XPAC were unable to find a suitable initial business combination target in the timeframe contemplated by the Memorandum and Articles of Association. However, even though the XPAC Board has determined that it is very unlikely that XPAC would be able to complete an initial business combination with a target other than SuperBac before the Original Termination Date, in the absence of a resolution passed pursuant to the Companies Act (As Revised) of the Cayman Islands to commence the voluntary liquidation of XPAC prior to the consummation of a business combination, XPAC is not permitted by the Memorandum and Articles of Association and the existing Trust Agreement to return the funds in the Trust Account to the Public Shareholders by way of liquidating the Trust Account until after the Original Termination Date, and the Public Shareholders may only exercise their redemption rights in connection with a shareholder vote on a proposed business combination or upon the approval of an amendment to any provision of the Memorandum and Articles of Association relating to the rights of holders of Class A Ordinary Shares.

The purpose of the Governing Documents Proposal and the Trust Amendment Proposal is to accelerate the Original Termination Date to the Amended Termination Date such that (i) the Public Shareholders may elect to redeem all or a portion of their Public Shares in exchange for their pro rata portion of the funds held in the Trust Account in connection with the approval of the Governing Documents Proposal, without having to wait for approximately another [●] months to do so while continuing to earn minimal interest, if any, on the funds during such waiting period; (ii) XPAC will be obligated to redeem all remaining issued and outstanding Public Shares not redeemed in the Voluntary Redemption as promptly as reasonably possible but not more than ten business days after the Amended Termination Date and, subject to the approval of XPAC’s remaining shareholders after completion of the Post-Amendment Share Redemption and the XPAC Board, liquidate and dissolve as promptly as reasonably possible after completion of the Post-Amendment Share Redemption, which will allow XPAC to return the funds to its Public Shareholders earlier and enable these shareholders to recover their investment sooner and deploy such returned funds as they see fit; and (iii) Continental shall commence liquidation of the Trust Account promptly upon the Amended Termination Date. XPAC also plans to voluntarily delist the Class A Ordinary Shares, Public Warrants and Units from Nasdaq as soon as practicable after completion of the Post-Amendment Share Redemption, subject to the rules of Nasdaq and the Memorandum and Articles of Association, as amended. As a result of the liquidation process, all investors will lose the potential investment in a target company, any price appreciation in the combined company and all Public Warrants and Private Placement Warrants will expire worthless.

For further details about the reasons for the Governing Documents Proposal and the Trust Amendment Proposal, see the sections titled “Proposal No. 1 — The Governing Documents Proposal — Reasons for the Governing Documents Proposal” and “Proposal No. 2 — The Trust Amendment Proposal — Reasons for the Trust Amendment Proposal,” respectively, of this proxy statement.

In the event the Governing Documents Proposal and the Trust Amendment Proposal are not approved or implemented and XPAC is unable to complete a business combination on or before the Original Termination Date, XPAC will dissolve and liquidate in accordance with the Memorandum and Articles of Association.

Q:	What constitutes a quorum?

A:	A quorum of our shareholders is necessary to hold a valid meeting. The presence (which would include presence at the virtual Shareholder Meeting), in person or by proxy, or if a corporation or other non-natural person by its duly authorized representative or proxy, of the holders of a majority of the issued and outstanding Ordinary Shares constitutes a quorum at the Shareholder Meeting. Abstentions and any broker non-votes will be considered present for the purposes of establishing a quorum. The Ordinary Shares held by the Sponsor and XPAC’s independent directors, who own 20% of the issued and outstanding Ordinary Shares as of the Record Date, will count towards this quorum. Because all of the proposals to be voted on at the Shareholder Meeting are “non-routine” matters, banks, brokers and other nominees will not have authority to vote on any proposals unless instructed, so XPAC does not expect there to be any broker non-votes at the Shareholder Meeting. If a quorum is not present within half an hour from the time appointed for the Shareholder Meeting to commence or if during the Shareholder Meeting a quorum ceases to be present, the Shareholder Meeting will stand adjourned to the same day in the next week at the same time and place or to such other day, time and/or place as the XPAC Board may determine, and if at the adjourned meeting a quorum is not present within half an hour from the time appointed for the meeting to commence, the shareholders present will constitute a quorum.

Q:	What vote is required to approve the proposals presented at the Shareholder Meeting?

A:	The approval of the Governing Documents Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds (2/3) majority of the votes cast by the holders of the issued and outstanding Class A Ordinary Shares and Class B Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon at the Shareholder Meeting.

The approval of the Trust Amendment Proposal requires, under the Trust Agreement, the affirmative vote of at least 65% of the outstanding Class A Ordinary Shares and Class B Ordinary Shares, voting together as a single class.

The approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of at least a majority of the votes cast by the holders of the issued and outstanding Class A Ordinary Shares and Class B Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon at the Shareholder Meeting. The Adjournment Proposal will only be put forth for a vote if either (x) based upon the tabulated vote at the time of the Shareholder Meeting there are not sufficient votes to approve the Governing Documents Proposal and/or the Trust Amendment Proposal at the Shareholder Meeting or (y) if the XPAC Board determines before the Shareholder Meeting that is not necessary or no longer desirable to proceed with the Governing Documents Proposal and/or the Trust Amendment Proposal.

Q:	How will the Sponsor vote?

A:	On the Record Date, the Sponsor and XPAC’s independent directors shareholders owned and were entitled to vote an aggregate of 5,490,283 Ordinary Shares, representing 20% of XPAC’s issued and outstanding Ordinary Shares, and plan to vote in favor of each of the Governing Documents Proposal, the Trust Amendment Proposal and, if presented, the Adjournment Proposal.

Q:	Why should I vote “FOR” the Governing Documents Proposal and the Trust Amendment Proposal?

A:	XPAC’s Memorandum and Articles of Association currently provide that XPAC has until the Original Termination Date to complete its initial business combination and, if XPAC does not complete an initial business combination by the Original Termination Date, it will (i) on the Original Termination Date, cease all operations, except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, complete the redemption of all issued and outstanding Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to XPAC (less taxes payable and up to $100,000 of interest to pay dissolution expenses and which interest shall be net of any taxes payable), divided by the number of the then-outstanding Public Shares, which redemption will completely extinguish Public Shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption and subject to the approval of XPAC’s then remaining shareholders and the XPAC Board, liquidate and dissolve, subject in each case to XPAC’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

The Trust Agreement currently provides that Continental shall commence liquidation of the Trust Account only and promptly (x) after its receipt of, and only in accordance with, the applicable instruction letter delivered by XPAC in connection with either a closing of an initial business combination or XPAC’s inability to effect an initial business combination within the time frame specified in the Memorandum and Articles of Association or (y) upon the date that is the later of the Original Termination Date and such later date as may be approved by XPAC’s shareholders in accordance with the Memorandum and Articles of Association, if the aforementioned termination letter has not been received by Continental prior to such date. If the Trust Amendment Proposal is approved, Continental shall commence liquidation of the Trust Account only and promptly (x) after its receipt of, and only in accordance with, the applicable instruction letter delivered by XPAC in connection with either a closing of an initial business combination or XPAC’s inability to effect an initial business combination within the time frame specified in the Memorandum and Articles of Association or (y) upon the Amended Termination Date, if the aforementioned termination letter has not been received by Continental prior to such date.

In the absence of a resolution passed pursuant to the Companies Act (As Revised) of the Cayman Islands to commence the voluntary liquidation of XPAC prior to the consummation of a business combination, XPAC is not permitted by the Memorandum and Articles of Association and the existing Trust Agreement to return the funds in the Trust Account to the Public Shareholders by way of liquidating the Trust Account until after the Original Termination Date, and the Public Shareholders may only exercise their redemption rights in connection with a shareholder vote on a proposed business combination or upon the approval of an amendment to any provision of the Memorandum and Articles of Association relating to the rights of holders of Class A Ordinary Shares.

The purpose of the Governing Documents Proposal and the Trust Amendment Proposal is to accelerate the Original Termination Date to the Amended Termination Date such that (i) the Public Shareholders may elect to redeem all or a portion of their Public Shares in exchange for their pro rata portion of the funds held in the Trust Account in connection with the approval of the Governing Documents Proposal, without having to wait for approximately another [●] months to do so while continuing to earn minimal interest, if any, on the funds during such waiting period; (ii) XPAC will be obligated to redeem all remaining issued and outstanding Public Shares not redeemed in the Voluntary Redemption as promptly as reasonably possible but not more than ten business days after the Amended Termination Date and, subject to the approval of XPAC’s remaining shareholders after completion of the Post-Amendment Share Redemption and the XPAC Board, liquidate and dissolve as promptly as reasonably possible after completion of the Post-Amendment Share Redemption, which will allow XPAC to return the funds to its Public Shareholders earlier and enable these shareholders to recover their investment sooner and deploy such returned funds as they see fit; and (iii) Continental shall commence liquidation of the Trust Account promptly upon the Amended Termination Date. XPAC also plans to voluntarily delist the Class A Ordinary Shares, Public Warrants and Units from Nasdaq as soon as practicable after completion of the Post-Amendment Share Redemption, subject to the rules of Nasdaq and the Memorandum and Articles of Association, as amended. As a result of the liquidation process, all investors will lose the potential investment in a target company, any price appreciation in the combined company and all Public Warrants and Private Placement Warrants will expire worthless.

After careful consideration of all relevant factors, including, but not limited to, the termination of the Proposed SuperBac Business Combination, prevailing market conditions, the time value of money, and the determination of the XPAC Board that it is very unlikely that XPAC would be able to complete an initial business combination with a target other than SuperBac before the Original Termination Date, the XPAC Board has determined that the Governing Documents Proposal and the Trust Amendment Proposal are in your best interests and recommends that you vote or give instruction to vote “FOR” the Governing Documents Proposal and the Trust Amendment Proposal.

For further details about the reasons for the Governing Documents Proposal and the Trust Amendment Proposal, see the sections titled “Proposal No. 1 — The Governing Documents Proposal — Reasons for the Governing Documents Proposal” and “Proposal No. 2 — The Trust Amendment Proposal — Reasons for the Trust Amendment Proposal,” respectively, of this proxy statement.

Q:	Why should I vote “FOR” the Adjournment Proposal?

A:	If the Adjournment Proposal is not approved by XPAC’s shareholders, the XPAC Board may not be able to adjourn the Shareholder Meeting to a later date or dates, or sine die, in the event that there are insufficient votes from the holders of Ordinary Shares to approve the Governing Documents Proposal and/or the Trust Amendment Proposal.

XPAC may also move to adjourn the Shareholder Meeting in the event that the XPAC Board determines before the Shareholder Meeting that is not necessary or no longer desirable to proceed with the Governing Documents Proposal and/or the Trust Amendment Proposal. In that event, XPAC will ask its shareholders to vote only upon the Adjournment Proposal and not on the Governing Documents Proposal or the Trust Amendment Proposal.

If presented, the XPAC Board recommends that you vote in favor of the Adjournment Proposal.

Q:	What if I do not want to vote “FOR” the Governing Documents Proposal, the Trust Amendment Proposal or the Adjournment Proposal?

A:	If you do not want the Governing Documents Proposal, the Trust Amendment Proposal or the Adjournment Proposal to be approved, you may “ABSTAIN,” not vote, or vote “AGAINST” such proposal.

If you attend the Shareholder Meeting in person or by proxy, you may vote “AGAINST” the Governing Documents Proposal, the Trust Amendment Proposal or the Adjournment Proposal, and your Ordinary Shares will be counted for the purposes of determining whether the Governing Documents Proposal, the Trust Amendment Proposal or the Adjournment Proposal (as the case may be) is approved.

However, if you fail to return your proxy card, or if you fail to attend the Shareholder Meeting in person or by proxy or do attend the Shareholder Meeting in person or by proxy but “ABSTAIN” or otherwise fail to vote at the Shareholder Meeting, (a) with respect to the Governing Documents Proposal and the Adjournment Proposal, your Ordinary Shares will not be counted for the purposes of determining whether the Governing Documents Proposal or the Adjournment Proposal (as the case may be) is approved and your Ordinary Shares which are not voted at the Shareholder Meeting will have no effect on the outcome of such votes; and (b) with respect to the Trust Amendment Proposal, your Ordinary Shares will have the effect of a vote “AGAINST” the Trust Amendment Proposal at the Shareholder Meeting.

If the Governing Documents Proposal and the Trust Amendment Proposal are approved, the Adjournment Proposal will not be presented for a vote.

Q:	What happens if the Governing Documents Proposal is not approved?

A:	If, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient votes from the holders of Ordinary Shares to approve the Governing Documents Proposal, XPAC may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Governing Documents Proposal. If the Adjournment Proposal is not approved by XPAC’s shareholders, the XPAC Board may not be able to adjourn the Shareholder Meeting to a later date or dates, or sine die, in the event that there are insufficient votes from the holders of Ordinary Shares at the time of the Shareholder Meeting to approve the Governing Documents Proposal.

If the Governing Documents Proposal is not approved at the Shareholder Meeting or at any adjournment thereof or is not implemented, and a business combination is not completed on or before the Original Termination Date, then as contemplated by and in accordance with the Memorandum and Articles of Association, XPAC will (i) on the Original Termination Date, cease all operations, except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, complete the redemption of all issued and outstanding Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to XPAC (less taxes payable and up to $100,000 of interest to pay dissolution expenses and which interest shall be net of any taxes payable), divided by the number of the then-outstanding Public Shares, which redemption will completely extinguish Public Shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption and subject to the approval of XPAC’s remaining shareholders after such redemption and the XPAC Board, liquidate and dissolve, subject in each case to XPAC’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

In addition, each of the Governing Documents Proposal and the Trust Amendment Proposal is cross-conditioned on the approval of each other.

Q:	If the Governing Documents Proposal is approved, what happens next?

A:	If the Governing Documents Proposal is approved and implemented, and because XPAC will not be able to complete an initial business combination by the Amended Termination Date, XPAC will (i) immediately after the Shareholder Meeting, cease all operations, except for the purpose of winding up; (ii) as promptly as reasonably possible, complete the Voluntary Redemption; (iii) as promptly as reasonably possible but not more than ten business days thereafter, complete the redemption of all remaining issued and outstanding Public Shares not redeemed in the Voluntary Redemption, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account (after taking into account the Voluntary Redemption), including interest earned on the funds held in the Trust Account and not previously released to XPAC (less taxes payable and up to $100,000 of interest to pay dissolution expenses and which interest shall be net of any taxes payable), divided by the number of the then-outstanding Public Shares; and (iv) as promptly as reasonably possible following such redemption and subject to the approval of XPAC’s remaining shareholders after completion of the Post-Amendment Share Redemption and the XPAC Board, liquidate and dissolve, subject in each case to XPAC’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. XPAC also plans to voluntarily delist the Class A Ordinary Shares, Public Warrants and Units from Nasdaq as soon as practicable after completion of the Post-Amendment Share Redemption, subject to the rules of Nasdaq and the Memorandum and Articles of Association, as amended. As a result of the liquidation process, all Public Warrants and Private Placement Warrants will expire worthless.

However, pursuant to its Memorandum and Articles of Association, XPAC will not implement the Governing Documents Proposal if XPAC will not have at least $5,000,001 of net tangible assets upon its implementation of the Governing Documents Proposal, after taking into account the Voluntary Redemption.

In addition, if the Governing Documents Proposal is approved and implemented, the removal from the Trust Account of the amount equal to the pro rata portion of funds available in the Trust Account with respect to redeemed Public Shares in the Voluntary Redemption will reduce the amount remaining in the Trust Account and increase the percentage interest of XPAC held by XPAC’s officer, directors, the Sponsor and its affiliates.

Q:	If I vote for or against the Governing Documents Proposal, can I request that my shares be redeemed?

A:	Yes. Whether you vote “FOR” or “AGAINST” the Governing Documents Proposal, or do not vote at all, you may elect to redeem your Public Shares, provided that the Governing Documents Proposal is approved and implemented. You will need to submit a redemption request for your Public Shares if you choose to redeem. Please see the question “How do I exercise my redemption rights?” below for further information on how to exercise redemption rights.

Q:	Will how I vote affect my ability to exercise redemption rights?

A:	You may exercise your redemption rights regardless of whether or not you vote for or against the proposals, or vote at all, and regardless of whether you are a holder of Public Shares on the Record Date (so long as you are a holder at the time of exercise). However, under XPAC’s Memorandum and Articles of Association, XPAC is only obligated to provide you with the opportunity to redeem your Public Shares in connection with the Governing Documents Proposal upon the approval of such proposal and XPAC will not implement the Governing Documents Proposal if XPAC will not have at least $5,000,001 of net tangible assets upon its implementation of the Governing Documents Proposal, after taking into account the Voluntary Redemption.

Q:	May I change my vote after I have mailed my signed proxy card?

A:	Yes. Shareholders of record may (i) send a later-dated, signed proxy card to Continental, the Transfer Agent, at the address set forth under the question “Who can help answer my questions?” below so that it is received no later than 48 hours before the time appointed for the holding of the Shareholder Meeting (or, in the case of an adjournment, no later than 48 hours before the time appointed for the holding of the adjourned meeting); (ii) attend the Shareholder Meeting in person (which would include presence at the virtual Shareholder Meeting), revoke your proxy and vote; or (iii) revoke their proxy by sending a notice of revocation to the XPAC Board at XPAC’s address at 55 West 46th Street, 30th Floor, New York, NY 10036, United States, which must be received by the XPAC Board prior to the vote at the Shareholder Meeting. However, if your shares are held in “street name” by your bank, broker or another nominee, you must contact your bank, broker or other nominee to change your vote.

Q:	How are votes counted?

A:	Voting on all resolutions at the Shareholder Meeting will be conducted by way of a poll rather than on a show of hands. On a poll, votes are counted according to the number of shares registered in each shareholder’s name which are voted, with each Ordinary Share carrying one vote.

Votes will be counted by the inspector of election appointed for the Shareholder Meeting, who will separately count “FOR” and “AGAINST” votes, “ABSTAIN” and broker non-votes. Shareholders who attend the Shareholder Meeting, either in person or by proxy (or, if a corporation or other non-natural person, by sending their duly authorized representative or proxy), will be counted (and the number of Ordinary Shares held by such shareholders will be counted) for the purposes of determining whether a quorum is present at the Shareholder Meeting.

At the Shareholder Meeting, only those votes which are actually cast, either “FOR” or “AGAINST” the Governing Documents Proposal, the Trust Amendment Proposal or the Adjournment Proposal, will be counted for the purposes of determining whether the Governing Documents Proposal, the Trust Amendment Proposal or the Adjournment Proposal (as the case may be) is approved, and any Ordinary Shares which are not voted at the Shareholder Meeting will have no effect on the outcome of such votes. Abstentions and any broker non-votes, while considered present for the purposes of establishing a quorum, (a) will not count as votes cast and will have no effect on the outcome of the vote on the Governing Documents Proposal or the Adjournment Proposal; and (b) will have the effect of a vote “AGAINST” the Trust Amendment Proposal.

Q:	If my shares are held in “street name,” will my bank, broker or nominee automatically vote my shares for me?

A:	If your shares are held in “street name” in a stock brokerage account or by a bank, broker or other nominee, you must provide the record holder of your shares with instructions on how to vote your shares. Please follow the voting instructions provided by your bank, broker or other nominee. Please note that you may not vote shares held in “street name” by returning a proxy card directly to XPAC or by voting in person or online at the Shareholder Meeting unless you provide a “legal proxy,” which you must obtain from your bank, broker or other nominee. If you wish to attend the Shareholder Meeting virtually and vote online you must obtain a legal proxy and e-mail a copy (a legible photograph is sufficient) of your proxy to Continental, the Transfer Agent, at proxy@continentalstock.com no later than 72 hours prior to the Shareholder Meeting. Holders who e-mail a valid legal proxy will be issued a meeting control number that will allow them to register to attend and participate in the Shareholder Meeting virtually.

Under the rules of Nasdaq, brokers who hold shares in “street name” for a beneficial owner of those shares typically have the authority to vote in their discretion on “routine” proposals when they have not received instructions from beneficial owners. However, brokers are not permitted to exercise their voting discretion with respect to the approval of matters that Nasdaq determines to be “non-routine” without specific instructions from the beneficial owner. It is expected that all proposals to be voted on at the Shareholder Meeting are “non-routine” matters and therefore, XPAC does not expect there to be any broker non-votes at the Shareholder Meeting.

If you hold your shares in “street name” and you do not instruct your bank, broker or other nominee on how to vote your shares, your bank, broker or other nominee will not vote your shares on the Governing Documents Proposal, the Trust Amendment Proposal or the Adjournment Proposal. Accordingly, your bank, broker, or other nominee can vote your shares at the Shareholder Meeting only if you provide instructions on how to vote. You should instruct your broker to vote your shares as soon as possible in accordance with directions you provide.

Q:	Does the XPAC Board recommend voting “FOR” the approval of the Governing Documents Proposal and the Trust Amendment Proposal?

A:	Yes. After careful consideration of all relevant factors, the XPAC Board has determined that the Governing Documents Proposal and the Trust Amendment Proposal are in the best interests of XPAC and its shareholders and recommends that you vote or give instruction to vote “FOR” the Governing Documents Proposal and the Trust Amendment Proposal.

Q:	What interests do XPAC’s directors and officers have in the approval of the Governing Documents Proposal?

A:	Aside from their interests as shareholders, the Sponsor and XPAC’s directors and officers have interests that differ from the interests of other shareholders generally. For more details, see the sections entitled “Proposal No. 1 — The Governing Documents Proposal — Interests of the Sponsor and XPAC’s Directors and Officers,” “Proposal No. 2 — The Trust Amendment Proposal — Interests of the Sponsor and XPAC’s Directors and Officers,” and “Beneficial Ownership of Securities” of this proxy statement.

Q:	Do I have appraisal rights or dissenters’ rights if I object to the Governing Documents Proposal?

A:	No. There are no appraisal rights available to XPAC’s shareholders in connection with the Governing Documents Proposal.

Q:	What do I need to do now?

A:	You are urged to read carefully and consider the information contained in this proxy statement and to consider how the Governing Documents Proposal and the Trust Amendment Proposal will affect you as a shareholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card or, if you hold your shares through a brokerage firm, bank or other nominee, on the voting instruction form provided by the bank, broker or nominee.

Q:	How do I exercise my redemption rights?

A:	If you are a Public Shareholder and wish to exercise your right to redeem your Class A Ordinary Shares, you must:

(i)	hold Class A Ordinary Shares;

(ii)	submit a written request to Continental, the Transfer Agent in which you request that XPAC redeem all or a portion of your Class A Ordinary Shares for cash; and

(iii)	tender your Class A Ordinary Shares by either delivering your share certificate (if any) and other redemption forms to the Transfer Agent or by delivering your Public Shares electronically using the Depository Trust Company’s DWAC (Deposit Withdrawal At Custodian) system. The address of the Transfer Agent is listed under the question “Who can help answer my questions?” below.

Holders who intend to exercise their redemption rights in connection with the Voluntary Redemption must complete the procedures for electing to redeem their Class A Ordinary Shares in the manner described above prior to [●] a.m., Eastern Time, on [●], 2023 (two business days before the Shareholder Meeting) in order for their shares to be redeemed.

If you hold your Public Shares in “street name,” you will have to coordinate with your bank, broker or other nominee to have the shares you beneficially own certificated and delivered electronically.

In connection with the approval of the Governing Documents Proposal, any Public Shareholder will be entitled to request that their Public Shares be redeemed for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account calculated as of two business days prior to the Shareholder Meeting, including interest earned on the funds held in the Trust Account and not previously released to XPAC (less taxes payable and up to $100,000 of interest to pay dissolution expenses and which interest shall be net of any taxes payable), divided by the number of then-outstanding Public Shares. As of the Record Date, this would have amounted to approximately $[●] per Public Share. However, the proceeds deposited in the Trust Account could become subject to the claims of our creditors, if any, which could have priority over the claims of our Public Shareholders. Therefore, the per share distribution from the Trust Account in such a situation may be less than originally anticipated due to such claims. We anticipate that the funds to be distributed to the Public Shareholders electing to redeem their Class A Ordinary Shares in the Voluntary Redemption will be distributed promptly after the Shareholder Meeting.

Any request for Voluntary Redemption, once made by a Public Shareholder, may be withdrawn (with the consent of the XPAC Board (which it may do in whole or in part)) at any time up to [●] a.m., Eastern Time, on [●], 2023 (the “Voluntary Redemption Withdrawal Deadline”). If you deliver your shares for Voluntary Redemption to the Transfer Agent and later decide not to elect redemption, you may request before the Voluntary Redemption Withdrawal Deadline that XPAC instruct the Transfer Agent to return the shares (physically or electronically). We will be required to honor such request only if made prior to the Voluntary Redemption Withdrawal Deadline. After this time, a request for Voluntary Redemption may not be withdrawn unless the XPAC Board determines (in its sole discretion) to permit the withdrawal of such redemption request (which it may do in whole or in part). Such a request must be made by contacting the Transfer Agent at the phone number or address listed under the question “Who can help answer my questions?” below.

Any corrected or changed written exercise of redemption rights in connection with the Voluntary Redemption must be received by the Transfer Agent prior to the deadline for exercising redemption requests in connection with the Voluntary Redemption and, thereafter, prior to the Voluntary Redemption Withdrawal Deadline. No request for such redemption will be honored unless the holder’s shares have been delivered (either physically or electronically) to the Transfer Agent prior to [●] a.m., Eastern Time, on [●], 2023 (two business days before the Shareholder Meeting).

If a Public Shareholder properly makes a request for Voluntary Redemption and the Class A Ordinary Shares are delivered as described above and the Governing Documents Proposal is approved and implemented, then, XPAC will redeem such Class A Ordinary Shares for a pro rata portion of funds deposited in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to XPAC (less taxes payable and up to $100,000 of interest to pay dissolution expenses and which interest shall be net of any taxes payable), calculated as of two business days prior to the Shareholder Meeting.

If a Public Shareholder exercises his, her or its redemption rights in connection with the Voluntary Redemption, then he, she or it will be exchanging his, her or its Class A Ordinary Shares for cash and will no longer own those shares.

In addition, if the Governing Documents Proposal is approved and implemented, and because XPAC will not be able to complete an initial business combination by the Amended Termination Date, XPAC will be obligated to complete the redemption of all the remaining issued and outstanding Public Shares that were not redeemed in the Voluntary Redemption as promptly as reasonably possible but not more than ten business days after the Amended Termination Date, at a per-share price, payable in cash, equal to the aggregate amount on deposit in the Trust Account as of the Amended Termination Date (after taking into account the Voluntary Redemption), including interest earned on the funds held in the Trust Account and not previously released to XPAC (less taxes payable and up to $100,000 of interest to pay dissolution expenses and which interest shall be net of any taxes payable), divided by the number of the remaining issued and outstanding Public Shares after completion of the Voluntary Redemption. As of the close of business on the Amended Termination Date, all remaining issued and outstanding Public Shares (after taking into account the Voluntary Redemption) will be deemed cancelled and will represent only the right to receive the redemption amount. The redemption amount will be payable to the holders of these remaining Public Shares upon presentation of their respective share certificates (if any) and other redemption forms or other delivery of their shares to the Transfer Agent. Beneficial owners of such Public Shares held in “street name,” however, will not need to take any action in order to receive the Redemption Amount. Upon the completion of the Post-Amendment Share Redemption, the Public Shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any) will be extinguished.

Q:	What should I do if I receive more than one set of voting materials for the Shareholder Meeting?

A:	You may receive more than one set of voting materials for the Shareholder Meeting, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast your vote with respect to all of your shares.

Q:	Who will solicit and pay the cost of soliciting proxies for the Shareholder Meeting?

A:	XPAC will pay the cost of soliciting proxies for the Shareholder Meeting. XPAC has engaged [●] to assist in the solicitation of proxies for the extraordinary general meeting. XPAC has agreed to pay a fee of $[●]. XPAC will reimburse [●] for reasonable out-of-pocket expenses and will indemnify and its affiliates against certain claims, liabilities, losses, damages and expenses. XPAC also will reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of XPAC Class A Ordinary Shares for their expenses in forwarding soliciting materials to beneficial owners of XPAC Ordinary Shares and in obtaining voting instructions from those owners. XPAC’s directors and officers may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies.

Q:	Who can help answer my questions?

A:	If you have questions about the proposals or if you need additional copies of this proxy statement or the enclosed proxy card you should contact [●], XPAC’s proxy solicitor:

[●]

[●]

United States

Telephone: [•]

Banks and brokers: [•]

Email: [•]

You may also contact XPAC at:

XPAC Acquisition Corp.
55 West 46th Street, 30th Floor
New York, NY 10036
United States
Email: xpac@xpi.com.br

You also may obtain additional information about XPAC from documents filed with the SEC by following the instructions in the section titled “Where You Can Find More Information.” If you are a Public Shareholder and you intend to seek redemption of your shares, you will need to deliver your Class A Ordinary Shares (and share certificates (if any) and other redemption forms) (either physically or electronically) to the Transfer Agent at the address below prior to [●] a.m., Eastern Time, on [●], 2023 (two business days prior to the date of the Shareholder Meeting). If you have questions regarding the certification of your position or delivery of your shares, please contact:

Continental Stock Transfer & Trust Company
One State Street, 30th Floor
New York, NY 10004-1561
E-mail: proxy@continentalstock.com

EXTRAORDINARY GENERAL MEETING OF XPAC’S SHAREHOLDERS

This proxy statement is being provided to XPAC’s shareholders as part of a solicitation of proxies by the XPAC Board for use at the extraordinary general meeting of XPAC’s shareholders to be held on [●], 2023, and at any adjournment thereof. This proxy statement contains important information regarding the Shareholder Meeting, the proposals on which you are being asked to vote and information you may find useful in determining how to vote and voting procedures.

This proxy statement is being first mailed on or about [●], 2023 to all shareholders of record of XPAC as of the close of business on [●], 2023, the Record Date for the Shareholder Meeting. Shareholders of record who owned Ordinary Shares at the close of business on the Record Date are entitled to receive notice of, attend and vote at the Shareholder Meeting.

Date, Time and Place of Shareholder Meeting

The Shareholder Meeting will be held on [●], 2023 at [●] a.m., Eastern Time, at the offices of [●] located at [●], and virtually over the Internet via live webcast, at [●], or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned.

Shareholders may attend the Shareholder Meeting in person. However, in view of the ongoing COVID-19 pandemic, we are taking precautionary measures and therefore encourage you to attend the Shareholder Meeting virtually. You will be permitted to attend the Shareholder Meeting in person at the offices of [●] only to the extent consistent with, or permitted by, applicable law and directives of public health authorities. The virtual meeting format allows attendance from any location in the world.

You can pre-register to attend the virtual Shareholder Meeting starting on [●], 2023 at [●] a.m., Eastern Time (five business days prior to the meeting date) by entering the URL address into your browser [●] and entering your control number, name and email address. Once you pre-register you can vote or enter questions in the chat box during the Shareholder Meeting. At the start of the Shareholder Meeting, you will need to log in again using your control number and will also be prompted to enter your control number if you vote during the Shareholder Meeting.

If you hold your shares in “street name,” which means your shares are held of record by a bank, broker or other nominee, you will need to contact the Transfer Agent to receive a control number. If you plan to vote at the Shareholder Meeting, you will need to have a legal proxy from your bank, broker or other nominee or if you would like to join and not vote, the Transfer Agent will issue you a guest control number with proof of ownership. Either way you must contact the Transfer Agent for specific instructions on how to receive the control number. The Transfer Agent can be contacted at 917-262-2373, or via email at proxy@continentalstock.com. Please allow up to 72 hours prior to the meeting for processing your control number. Investors should contact their bank, broker or nominee for instructions regarding obtaining a legal proxy.

If you do not have access to Internet, you can listen only to the meeting by dialing [●] (toll-free) (or [●] (standard rates apply) if you are located outside the United States and Canada (standard rates apply)) and when prompted enter the pin number [●]. Please note that you will not be able to vote or ask questions at the Shareholder Meeting if you choose to participate telephonically.

A separate conference line to allow participants to communicate with each other during the Shareholder Meeting will also be made available.

The Proposals at the Shareholder Meeting

At the Shareholder Meeting, XPAC’s shareholders will consider and vote on the following proposals:

1.	Proposal No. 1 — Governing Documents Proposal — To amend XPAC’s Memorandum and Articles of Association to accelerate the date by which XPAC must cease all operations, except for the purpose of winding up, if it fails to complete a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or similar business combination involving XPAC with one or more businesses or entities, which we refer to as our initial business combination, from the Original Termination Date to the Amended Termination Date;

2.	Proposal No. 2 — Trust Amendment Proposal — To amend the Trust Agreement, pursuant to an amendment to the Trust Agreement in the form set forth in the Annex to this proxy statement, to accelerate the date on which Continental must commence liquidation of the Trust Account established in connection with XPAC’s IPO to [●], 2023; and

3.	Proposal No. 3 — Adjournment Proposal — To adjourn the Shareholder Meeting to a later date or dates, or sine die, if necessary, either (x) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient votes from the holders of Ordinary Shares to approve the Governing Documents Proposal and/or the Trust Amendment Proposal or (y) if the XPAC Board determines before the Shareholder Meeting that is not necessary or no longer desirable to proceed with the Governing Documents Proposal and/or the Trust Amendment Proposal.

Each of the Governing Documents Proposal and the Trust Amendment Proposal is cross-conditioned on the approval of each other. The Adjournment Proposal is not conditioned upon the approval of any other proposal. If the Governing Documents Proposal and the Trust Amendment Proposal are approved at the Shareholder Meeting, the Adjournment Proposal will not be presented.

Voting Power; Record Date

As a shareholder of XPAC, you have a right to vote on certain matters affecting XPAC. The proposals that will be presented at the Shareholder Meeting and upon which you are being asked to vote are summarized above and fully set forth in this proxy statement. You will be entitled to vote or direct votes to be cast at the Shareholder Meeting if you owned Ordinary Shares at the close of business on [●], 2023, which is the Record Date for the Shareholder Meeting. You are entitled to one vote for each Ordinary Share that you owned as of the close of business on the Record Date. If your shares are held in “street name” or are in a margin or similar account, you should contact your bank, broker or other nominee to ensure that votes related to the shares you beneficially own are properly counted. On the Record Date, there were 21,961,131 issued and outstanding Class A Ordinary Shares held by the Public Shareholders and 5,490,283 Class B Ordinary Shares held by the initial shareholders.

Recommendation of the XPAC Board

THE XPAC BOARD RECOMMENDS
THAT YOU VOTE “FOR” EACH OF THESE PROPOSALS

Quorum

The presence (which would include presence at the virtual Shareholder Meeting), in person or by proxy, or if a corporation or other non-natural person by its duly authorized representative or proxy, of the holders of a majority of the issued and outstanding Ordinary Shares entitled to vote at the Shareholder Meeting constitutes a quorum at the Shareholder Meeting. Abstentions and any broker non-votes will be considered present for the purposes of establishing a quorum. The Ordinary Shares held by the Sponsor and XPAC’s independent directors, who own approximately 20% of the issued and outstanding Ordinary Shares as of the Record Date, will count towards this quorum.

Abstentions and Broker Non-Votes

Abstentions and any broker non-votes (as described below) will be considered present for the purposes of establishing a quorum but, as a matter of Cayman Islands law, will not constitute votes cast at the Shareholder Meeting and therefore (a) will not count as votes cast at the Shareholder Meeting and will have no effect on the outcome of the vote on the Governing Documents Proposal or the Adjournment Proposal; and (b) will have the effect of a vote “AGAINST” the Trust Amendment Proposal at the Shareholder Meeting.

Under Nasdaq rules, if a shareholder holds their shares in “street” name through a bank, broker or other nominee and the shareholder does not instruct their bank, broker or other nominee how to vote their shares on a proposal, the bank, broker or other nominee has the authority to vote the shares in its discretion on certain “routine” matters. However, banks, brokers and other nominees are not authorized to exercise their voting discretion on any “non-routine” matters. This can result in a “broker non-vote,” which occurs on a proposal when (i) a bank, broker or other nominee has discretionary authority to vote on one or more “routine” proposals to be voted on at a meeting of shareholders, (ii) there are one or more “non-routine” proposals to be voted on at the meeting for which the bank, broker or other nominee does not have authority to vote without instructions from the beneficial owner of the shares and (iii) the beneficial owner fails to provide the bank, broker or other nominee with voting instructions on a “non-routine” matter.

We believe that all of the proposals to be voted on at the Shareholder Meeting will be considered non-routine matters. As a result, if you hold your shares in street name, your bank, brokerage firm or other nominee cannot vote the shares you beneficially own on any of the proposals to be voted on at the Shareholder Meeting without your instruction.

Because all of the proposals to be voted on at the Shareholder Meeting are “non-routine” matters, banks, brokers and other nominees will not have authority to vote on any proposals unless instructed, so we do not expect there to be any broker non-votes at the Shareholder Meeting.

Vote Required for Approval

The approval of the Governing Documents Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds (2/3) majority of the votes cast by the holders of the issued and outstanding Ordinary Shares who are present in person or represented by proxy and entitled to vote thereon at the Shareholder Meeting.

The approval of the Trust Amendment Proposal requires the affirmative vote of at least 65% of the outstanding Class A Ordinary Shares and Class B Ordinary Shares, voting together as a single class.

The approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of at least a majority of the votes cast by the holders of the issued and outstanding Ordinary Shares who are present in person or represented by proxy and entitled to vote thereon at the Shareholder Meeting.

Voting Your Shares

If you were a holder of record of Ordinary Shares as of the close of business on [●], 2023, the Record Date for the Shareholder Meeting, you may vote with respect to the proposals in person or virtually at the Shareholder Meeting, or by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. Your proxy card shows the number of Ordinary Shares that you own. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker to ensure that votes related to the shares you beneficially own are properly counted.

There are three ways to vote your Ordinary Shares at the Shareholder Meeting:

Voting by Mail. By signing and dating the proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individual(s) named on the proxy card to vote your shares at the Shareholder Meeting in the manner you indicate. You are encouraged to sign, date and return the proxy card even if you plan to attend the Shareholder Meeting so that your shares will be voted if you are unable to attend the Shareholder Meeting. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign, date and return all proxy cards to ensure that all of your shares are voted. Votes submitted by mail must be received by [●] a.m., Eastern Time, on [●], 2023, being 48 hours before the time appointed for the holding of the Shareholder Meeting (or, in the case of an adjournment, no later than 48 hours before the time appointed for the holding of the adjourned meeting). If you sign, date and return your proxy card without indicating how you wish to vote, your proxy will be voted FOR each of the proposals presented at the Shareholder Meeting. If you fail to return your proxy card and do not vote in person or by proxy at the Shareholder Meeting, your shares (i) will not be counted for the purposes of determining whether a quorum is present at the Shareholder Meeting or whether the Governing Documents Proposal or the Adjournment Proposal (as the case may be) is approved by the requisite votes; and (ii) will have the effect of a vote “AGAINST” the Trust Amendment Proposal at the Shareholder Meeting.

Voting in Person at the Meeting. If you attend the Shareholder Meeting and plan to vote in person, you will be provided with a ballot at the Shareholder Meeting. If your shares are registered directly in your name, you are considered the shareholder of record and you have the right to attend and vote in person at the Shareholder Meeting. If you hold your shares in “street name,” which means your shares are held of record by a bank, broker or other nominee, you should follow the instructions provided by your bank, broker or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the record holder of your shares with instructions on how to vote your shares or, if you wish to attend the Shareholder Meeting and vote in person, you will need to bring to the Shareholder Meeting a legal proxy from your bank, broker or nominee authorizing you to vote these shares.

Voting Electronically via the Internet. You may attend, vote and examine the list of shareholders entitled to vote at the Shareholder Meeting by visiting [●] and entering the control number found on your proxy card, voting instruction form or notice included in the proxy materials. If you hold your shares in “street name,” which means your shares are held of record by a bank, broker or other nominee, you will need to contact the Transfer Agent for specific instructions on how to receive the control number. The Transfer Agent can be contacted at the number or email address above. Please allow up to 72 hours prior to the meeting for processing your control number.

Revoking Your Proxy

If you are a shareholder of record and give a proxy, you may revoke it at any time before the Shareholder Meeting or at the Shareholder Meeting by doing any one of the following:

•	you may send a later-dated, signed proxy card to Continental, the Transfer Agent, which shall be received no later than 48 hours before the time appointed for the holding of the Shareholder Meeting (or, in the case of an adjournment, no later than 48 hours before the time appointed for the holding of the adjourned meeting);

•	you may notify the XPAC Board in writing to XPAC Acquisition Corp., 55 West 46th Street, 30th Floor, New York, NY 10036, United States, before the Shareholder Meeting that you have revoked your proxy; or

•	you may attend the Shareholder Meeting, revoke your proxy, and vote in person, as indicated above.

However, if your shares are held in “street name” by your bank, broker or another nominee, you must contact your bank, broker or other nominee to change your vote.

No Additional Matters

The Shareholder Meeting has been called only to consider and vote on the approval of the Governing Documents Proposal, the Trust Amendment Proposal and, if presented, the Adjournment Proposal. The XPAC Board does not know of any other matters to be presented at the Shareholder Meeting. If any additional matters are properly presented at the Shareholder Meeting, absence any express instructions to the contrary, the individual(s) named in the enclosed proxy card will have discretion to vote the shares they represent in accordance with their own judgment on such matters.

Who Can Answer Your Questions about Voting

If you are an XPAC shareholder and have any questions about how to vote or direct a vote in respect of your Ordinary Shares, you may call [●], XPAC’s proxy solicitor, by calling [●] (toll-free), or banks and brokers can call [●], or by emailing [●].

Redemption Rights

In connection with the approval of the Governing Documents Proposal, XPAC’s Public Shareholders may demand that XPAC redeem their Public Shares for a full pro rata portion of the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to XPAC (less taxes payable and up to $100,000 of interest to pay dissolution expenses and which interest shall be net of any taxes payable) (which, for illustrative purposes, was approximately $[●] per share as of [●], 2023, the Record Date for the Shareholder Meeting), calculated as of two business days prior to the Shareholder Meeting, regardless of whether they vote for or against, or whether they abstain from voting on, the Governing Documents Proposal. If a holder properly seeks redemption as described in this section and the Governing Documents Proposal is approved and implemented, XPAC will redeem these shares for a pro rata portion of funds deposited in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to XPAC (less taxes payable and up to $100,000 of interest to pay dissolution expenses and which interest shall be net of any taxes payable), and the holder will no longer own these shares following the redemption. However, XPAC will not implement the Governing Documents Proposal if XPAC will not have at least $5,000,001 of net tangible assets following approval of the Governing Documents Proposal, after taking into account the Voluntary Redemption.

As a Public Shareholder, you will be entitled to receive cash for any Class A Ordinary Shares to be redeemed only if you:

(i)           hold Class A Ordinary Shares;

(ii)          submit a written request to Continental, the Transfer Agent, in which you request that XPAC redeem all or a portion of your Class A Ordinary Shares for cash; and

(iii)         tender your Class A Ordinary Shares by either delivering your share certificate (if any) and other redemption forms to the Transfer Agent or by delivering your Public Shares electronically using the Depository Trust Company’s DWAC (Deposit Withdrawal At Custodian) system.

Holders who intend to exercise their redemption rights in connection with the Voluntary Redemption must complete the procedures for electing to redeem their Class A Ordinary Shares in the manner described above prior to [●] a.m., Eastern Time, on [●], 2023 (two business days before the Shareholder Meeting) in order for their shares to be redeemed.

If you hold your shares in “street name,” you will have to coordinate with your bank, broker or other nominee to have your shares certificated or delivered electronically. Shares of XPAC that have not been tendered (either physically or electronically) in accordance with these procedures will not be redeemed for cash in connection with the Voluntary Redemption. There is a nominal cost associated with this tendering process and the act of certificating the shares or delivering them through DTC’s DWAC (Deposit Withdrawal At Custodian) system. The Transfer Agent will typically charge the tendering broker $80 and it would be up to the broker whether or not to pass this cost on to the redeeming shareholder.

Any request for Voluntary Redemption, once made by a Public Shareholder, may be withdrawn (with the consent of the XPAC Board (which it may do in whole or in part)) at any time up to [●] a.m., Eastern Time, on [●], 2023. If you deliver your shares for Voluntary Redemption to the Transfer Agent and later decide not to elect redemption, you may request before the Voluntary Redemption Withdrawal Deadline that XPAC instruct the Transfer Agent to return the shares (physically or electronically). We will be required to honor such request only if made prior to the Voluntary Redemption Withdrawal Deadline. After this time, a request for Voluntary Redemption may not be withdrawn unless the XPAC Board determines (in its sole discretion) to permit the withdrawal of such redemption request (which it may do in whole or in part).

Any corrected or changed written exercise of redemption rights in connection with the Voluntary Redemption must be received by the Transfer Agent prior to the deadline for exercising redemption requests in connection with the Voluntary Redemption and, thereafter, prior to the Voluntary Redemption Withdrawal Deadline. No request for such redemption will be honored unless the holder’s shares have been delivered (either physically or electronically) to the Transfer Agent, prior to [●] a.m., Eastern Time, on [●], 2023 (two business days before the Shareholder Meeting).

If a Public Shareholder properly makes a request for Voluntary Redemption and the Class A Ordinary Shares are delivered as described above and the Governing Documents Proposal is approved and implemented, then, XPAC will redeem such Class A Ordinary Shares for a pro rata portion of funds deposited in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to XPAC (less taxes payable and up to $100,000 of interest to pay dissolution expenses and which interest shall be net of any taxes payable), calculated as of two business days prior to the Shareholder Meeting. Prior to exercising redemption rights, shareholders should verify the market price of Class A Ordinary Shares as they may receive higher proceeds from the sale of their Class A Ordinary Shares in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. XPAC cannot assure its shareholders that they will be able to sell their Class A Ordinary Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its shares when its shareholders wish to sell their shares.

If a Public Shareholder exercises his, her or its redemption rights in connection with the Voluntary Redemption, then he, she or it will be exchanging his, her or its Class A Ordinary Shares for cash and will no longer own those shares. You will be entitled to receive cash for these shares only if you properly demand redemption by delivering your share certificate (if any) and other redemption forms (either physically or electronically) to the Transfer Agent as described above and the Governing Documents Proposal is approved and implemented.

In addition, if the Governing Documents Proposal is approved and implemented, and because XPAC will not be able to complete an initial business combination by the Amended Termination Date, XPAC will be obligated to complete the redemption of all the remaining issued and outstanding Public Shares that were not redeemed in the Voluntary Redemption as promptly as reasonably possible but not more than ten business days after the Amended Termination Date, at a per-share price, payable in cash, equal to the aggregate amount on deposit in the Trust Account as of the Amended Termination Date (after taking into account the Voluntary Redemption), including interest earned on the funds held in the Trust Account and not previously released to XPAC (less taxes payable and up to $100,000 of interest to pay dissolution expenses and which interest shall be net of any taxes payable), divided by the number of the remaining issued and outstanding Public Shares after completion of the Voluntary Redemption. As of the close of business on the Amended Termination Date, all remaining issued and outstanding Public Shares (after taking into account the Voluntary Redemption) will be deemed cancelled and will represent only the right to receive the redemption amount. The redemption amount will be payable to the holders of these Public Shares upon presentation of their respective share certificates (if any) and other redemption forms or other delivery of their shares to the Transfer Agent. Beneficial owners of such Public Shares held in “street name,” however, will not need to take any action in order to receive the Redemption Amount. Upon the completion of the Post-Amendment Share Redemption, the Public Shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any) will be extinguished.

For a discussion of certain material U.S. federal income tax considerations for shareholders with respect to the exercise of these redemption rights, see “Certain Material U.S. Federal Income Tax Considerations for Shareholders Exercising Redemption Rights.” The consequences of a redemption to any particular shareholder will depend on that shareholder’s particular facts and circumstances. Accordingly, you are urged to consult your tax advisor to determine your tax consequences from the exercise of your redemption rights, including the applicability and effect of U.S. federal, state, local and non-U.S. income and other tax laws in light of your particular circumstances.

Appraisal Rights

There are no appraisal rights available to XPAC’s shareholders in connection with the Governing Documents Proposal or the Trust Amendment Proposal.

Proxy Solicitation Costs

XPAC is soliciting proxies on behalf of the XPAC Board. This proxy solicitation is being made by mail, but also may be made by telephone or in person. XPAC has engaged [●] to assist in the solicitation of proxies for the Shareholder Meeting. XPAC’s directors and officers may also solicit proxies in person. XPAC will ask banks, brokers and other institutions, nominees and fiduciaries to forward this proxy statement and the related proxy materials to their principals and to obtain their authority to execute proxies and voting instructions.

XPAC will bear the entire cost of the proxy solicitation, including the preparation, assembly, printing, mailing and distribution of this proxy statement and the related proxy materials. XPAC will pay [●] a fee of $[●], plus disbursements, reimburse [●] for its reasonable out-of-pocket expenses and indemnify [●] and its affiliates against certain claims, liabilities, losses, damages and expenses for its services as XPAC’s proxy solicitor. XPAC will reimburse brokerage firms and other custodians for their reasonable out-of-pocket expenses for forwarding this proxy statement and the related proxy materials to XPAC’s shareholders. Directors and officers of XPAC who solicit proxies will not be paid any additional compensation for soliciting.

PROPOSAL NO. 1 — THE GOVERNING DOCUMENTS PROPOSAL

Overview

XPAC is proposing to amend its Memorandum and Articles of Association to accelerate the date by which XPAC has to consummate a business combination from the Original Termination Date to the Amended Termination Date.

On the Record Date, the redemption price per share was approximately $[●] (which is expected to be the same approximate amount two business days prior to the Shareholder Meeting), based on the aggregate amount on deposit in the Trust Account of approximately $[●] as of the Record Date, including interest earned on the funds held in the Trust Account and not previously released to XPAC (less taxes payable and up to $100,000 of interest to pay dissolution expenses and which interest shall be net of any taxes payable), divided by the total number of Public Shares then in issue. The closing price of the Class A Ordinary Shares on Nasdaq on the Record Date was $[●]. Accordingly, if the market price of the Class A Ordinary Shares were to remain the same until the date of the Shareholder Meeting, exercising redemption rights would result in a Public Shareholder receiving approximately $[●] [more][less] per share than if the shares were sold in the open market. XPAC cannot assure shareholders that they will be able to sell their Class A Ordinary Shares in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in its shares when such shareholders wish to sell their shares.

Reasons for the Governing Documents Proposal

XPAC is a blank check company incorporated in the Cayman Islands for the purpose of effecting a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or other similar business combination involving XPAC with one or more businesses or entities.

As described in the IPO prospectus, while XPAC could pursue a business combination target in any business, industry or geographical location, XPAC intended to capitalize on the strength and leading presence of the XP platform in Brazil, drawing upon the extensive networks, relationships and investment acumen of the Sponsor and XPAC’s management team to identify, source, negotiate and execute an initial business combination in Brazil in an industry (i) that XPAC believes should benefit from long-term growth in the Brazilian economy, (ii) that has favorable secular trends and a high growth profile, (iii) that has competitive advantages as well as a consistent environmental, social and governance framework, and (iv) in which XPAC’s management team has previous experience, including the healthcare, financial services, education, consumer goods & retail, and technology industries, which we refer as the “Brazil focus sectors.” As described in the IPO prospectus, XPAC identified certain general, non-exclusive criteria and guidelines that XPAC believes are important in analyzing prospective target businesses for a business combination.

After the consummation of the IPO on August 3, 2021, XPAC commenced an active search for potential business combination candidates, and XPAC evaluated and conducted preliminary due diligence in connection with a number of potential business combination candidates. XPAC identified a list of approximately 50 potential business combination candidates that initially appeared to warrant evaluation as potentially satisfying some or all of the general, non-exhaustive criteria and guidelines referred to above, which list of potential business combination candidates included SuperBac. During August and September 2021, XPAC’s management team conducted a preliminary evaluation and due diligence exercise of business combination candidates and XPAC decided to focus its resources and efforts in the near-term on seven potential business combination targets (including SuperBac), which XPAC believed, based on this preliminary evaluation due diligence and the experience of XPAC’s management team were most suitable for a business combination.

XPAC and SuperBac entered into a non-binding letter of intent for a potential business combination on September 23, 2021. There was a seven-month period between the execution of the non-binding letter of intent with SuperBac and the execution of the SuperBac Business Combination Agreement on April 25, 2022. Whilst the exclusivity provisions that XPAC had agreed to in the non-binding letter of intent did not permit XPAC to discuss any potential business combination transaction with any other potential target company, XPAC was not prohibited from continuing to evaluate other potential business combination opportunities using public information on potential target companies. During this period, XPAC’s management team continued to survey the landscape of potential acquisition opportunities including updating research to determine whether any additional companies operating within the Brazil focus sectors might merit further evaluation by XPAC’s management team.

Consummation of the Proposed SuperBac Business Combination was conditioned upon, among other things, the satisfaction of a minimum cash condition, requiring that the balance of the Trust Account (after redemptions of public shareholders in connection with the business combination), together with the gross proceeds of any permitted private investment in public equity (“PIPE Investments”), shall be at least $150 million (the “Minimum Cash Condition”). In addition, the SuperBac Business Combination Agreement provided that if consummation of the Proposed SuperBac Business Combination had not occurred by November 21, 2022 (the “Outside Date”), either XPAC or SuperBac may terminate the SuperBac Business Combination Agreement. On December 2, 2022, the SuperBac Business Combination Agreement was amended to extend the Outside Date to January 31, 2023, and on February 9, 2023, the SuperBac Business Combination Agreement was further amended to extend the Outside Date to February 28, 2023. The SuperBac Business Combination Agreement was not amended to extend the Outside Date beyond February 28, 2023. Accordingly, pursuant to the terms of the SuperBac Business Combination Agreement, as from February 28, 2023, the SuperBac Business Combination Agreement was subject to termination by XPAC or SuperBac at any time.

XPAC and SuperBac evaluated and pursued potential PIPE Investments from a wide range of potential investors in an effort to satisfy the Minimum Cash Condition both prior and subsequent to the execution of the SuperBac Business Combination. No party to the SuperBac Business Combination Agreement entered into any PIPE Investments with any investor other than (i) a non-binding letter of intent entered into on August 22, 2022, by SuperBac, XPAC and Banco Modal S.A. in connection with a potential senior secured debt and warrant financing that was expected to be provided to a subsidiary of SuperBac that was expected to generate gross proceeds in Brazilian reais equivalent to $50.0 million (the “Modal PIPE Financing”), and (ii) a non-binding unsecured convertible debenture term sheet entered into on January 12, 2023, by Yorkville Advisors Global, LP in connection with a potential issuance of unsecured convertible debentures to be issued in multiple tranches on and after consummation of the Proposed SuperBac Business Combination that was expected to generate gross proceeds of between $23.5 million and $24.5 million (the “Yorkville PIPE Financing”).

As previously disclosed in the preliminary proxy statement/prospectus included in the registration statement on Form F-4 (Registration No. 333-266094), as amended, filed by SUPERBAC PubCo Holdings Inc., an exempted company limited by shares incorporated under the laws of the Cayman Islands (“PubCo”) with the SEC (the “Business Combination Registration Statement”), the XPAC Board and XPAC’s management team periodically evaluated the prevailing market conditions for PIPE Investments and for business combination transactions between special purpose acquisition companies (“SPACs”) and potential business combination candidates (so-called “de-SPAC transactions”). As disclosed in the Business Combination Registration Statement, between February 6, 2023, and February 9, 2023, XPAC’s management team discussed with each of the members of the XPAC Board the prevailing PIPE market conditions and broader equity market conditions in Brazil and in international markets, including the factors influencing the ability to raise the necessary PIPE financing in an effort to satisfy the Minimum Cash Condition and complete the Proposed SuperBac Business Combination. XPAC’s management team explained that market conditions continued to be challenging due to prevailing adverse macroeconomic and geopolitical conditions, and discussed the factors impacting investments in Brazil as well as investments in the international equity markets generally, and XPAC’s management team explained that they continued to monitor market conditions and investor sentiment. XPAC’s management team discussed with each of the members of the XPAC Board the then-current status of XPAC’s efforts to obtain PIPE Investments, including the status of the Modal PIPE Financing and the Yorkville PIPE Financing, as well as XPAC’s continued efforts to obtain additional PIPE Financing from both institutional and strategic PIPE investors in an effort to satisfy the Minimum Cash Condition.

During the discussions that took place between XPAC’s management team and each of the members of the XPAC Board between February 6, 2023 and February 9, 2023, XPAC’s management team noted that, notwithstanding XPAC’s efforts to obtain PIPE Financing to support the Proposed SuperBac Business Combination, there can be no assurance that the Minimum Cash Condition will be satisfied and there can be no assurance that SuperBac would fully or partially waive the Minimum Cash Condition to a level that would permit the Proposed SuperBac Business Combination to be consummated, and that in making any such decision SuperBac and the SuperBac Founder would take into account, among other factors, the financing needs of SuperBac following consummation of the Business Combination. In particular, XPAC’s management team noted that, whilst the Modal PIPE Financing and the Yorkville PIPE Financing would generate gross proceeds of approximately $75 million (if definitive documentation in relation thereto were to be entered into and such transactions are subsequently consummated), in view of current trends in public share redemptions in de-SPAC transactions, additional PIPE Investments would likely be required in order to satisfy the $150 million Minimum Cash Condition. Therefore, XPAC’s management team were continuing their efforts to obtain additional PIPE financing.

On May 2, 2023, SuperBac informed XPAC that it had decided to terminate the Business Combination Agreement, which SuperBac was entitled to do pursuant to Section 10.1(i) of the Business Combination Agreement. SuperBac informed XPAC that it had based its decision to terminate the Business Combination Agreement on a number of factors including: (i) the prevailing unfavorable public market conditions and trends in the share price performance of companies that have completed de-SPAC transactions; (ii) a balancing of the benefits and drawbacks of becoming a publicly traded company under current circumstances, including heightened volatility and share price performance risks for companies operating businesses in challenging market conditions; and (iii) the fact that no PIPE Investments had been entered into that would provide PubCo with proceeds from the issuance of ordinary shares, it being noted that the Modal PIPE Financing and the Yorkville PIPE Financing, if entered into and consummated, would have comprised the issuance of debt, warrants and convertible debentures raising gross proceeds at a level significantly lower than the Minimum Cash Condition.

On May 3, 2023, the XPAC Board held a video conference meeting that was also attended by XPAC’s management team. During the meeting, the XPAC Board and XPAC’s management team discussed the following topics:

(i)	the termination of the SuperBac Business Combination Agreement, including reviewing and discussing the Termination Agreement proposed to be entered into between the parties to the SuperBac Business Combination Agreement;

(ii)	prevailing conditions and trends (a) in the equity markets in the United States, Brazil and globally (which continue to be challenge due to prevailing adverse macroeconomic and geopolitical conditions and heightened market volatility and uncertainty), (b) for de-SPAC transactions, including diminished interesting in pursuing a public listing via a SPAC, (c) for PIPE Investments generally and for obtaining non-redemption commitments from public shareholders of SPACs generally, and (d) in high levels of public share redemptions in de-SPAC transactions, in each case, including how these factors influenced the Proposed SuperBac Business Combination;

(iii)	the fact that the Memorandum and Articles of Association currently provide that XPAC has until the Original Termination Date of August 3, 2023 to complete its initial business combination, and if XPAC does not complete an initial business combination by the Original Termination Date, XPAC will be required to cease all operations, except for the purpose of winding up, redeem all outstanding Public Shares using funds held in the Trust Account, and thereafter liquidate and dissolve;

(iv)	the likelihood that XPAC would be able to identify, agree upon and consummate a business combination with an alternative business combination candidate in the Brazil focus sectors that meet the general, non-exclusive criteria and guidelines that XPAC believes are important in analyzing prospective target businesses for a business combination by or before the Original Termination Date, including considering the likelihood that XPAC would be able to (a) agree an acceptable valuation with a prospective business combination candidate (including as a result of changes in market valuations of public companies and divergent valuation expectations between market participants) by or before the Original Termination Date, and (b) complete all due diligence, disclosure, PIPE Investment, and other transaction execution requirements by or before the Original Termination Date (including there being a limited pool of potential business combination candidates in the Brazil focus sectors that would be ready to become a US publicly traded company within such timeframe); and

(v)	in view of the foregoing, the XPAC Board and XPAC’s management team considered whether to convene an extraordinary general meeting of XPAC’s shareholders for the purpose of considering and voting upon the Governing Documents Proposal and the Trust Amendment Proposal in order to accelerate the Original Termination Date to the Amended Termination Date such that (a) holders of Public Shares may elect to redeem all or a portion of their Public Shares in exchange for their pro rata portion of the funds held in the Trust Account in connection with the approval of the Governing Documents Proposal, without having to wait until the Original Termination Date to receive their share of the funds held in the Trust Account, (b) XPAC would be obligated to redeem all outstanding Public Shares not redeemed in the Voluntary Redemption, and (c) subject to the approval of XPAC’s remaining shareholders after completion of the Post-Amendment Share Redemption and the XPAC Board, liquidate and dissolve XPAC. The XPAC Board and XPAC’s management team also considered that if the foregoing were to occur, XPAC would also plan to voluntarily delist the Class A Ordinary Shares, Public Warrants and Units from Nasdaq as soon as practicable after completion of the Post-Amendment Share Redemption, subject to the rules of Nasdaq and the Memorandum and Articles of Association, as amended. In considering these matters, the XPAC Board and XPAC’s management team considered the potential financial benefits to public shareholders of accelerating the Original Termination Date to the Amended Termination Date, including the time value of money.

In addition, XPAC’s management team discussed with the XPAC Board that, SuperBac and the private equity business of XP Inc. and its subsidiaries (“XP Private Equity”) currently intend to pursue a private investment into SuperBac in order to support SuperBac’s continued growth as a privately-held company. The Sponsor is wholly-owned by XP Inc., and as such, XPAC and the Sponsor are affiliates of XP Private Equity. In addition, members of XPAC’s management team are also investment professionals within XP Private Equity and serve as investment managers for funds managed by XP Private Equity.

Following the discussion referred to above, in its meeting held on May 3, 2023, the XPAC Board: (i) resolved to approve the entry into of the Termination Agreement by XPAC; (ii) determined that it is very unlikely that XPAC would able to complete an initial business combination with a target other than SuperBac before the Original Termination Date due to the factors referred to above; (iii) determined that it is in the best interests of XPAC and its shareholders to accelerate the Original Termination Date to the Amended Termination Date; and (iv) resolved that XPAC take all actions that are necessary and advisable in order to convene an extraordinary general meeting of XPAC’s shareholders in order to consider and vote upon the Governing Documents Proposal, the Trust Amendment Proposal and the Adjournment Proposal.

Effective as of May 3, 2023, the parties to the SuperBac Business Combination Agreement mutually agreed to terminate the SuperBac Business Combination Agreement pursuant to the Termination Agreement. Pursuant to the Termination Agreement, among other provisions (i) XPAC acquits, releases and discharges each of XPAC, PubCo, Merger Sub 1 (as defined in the Termination Agreement), Merger Sub 2 (as defined in the Termination Agreement) and Newco (as defined in the Termination Agreement) and its representatives from all XPAC Released Claims (as defined in the Termination Agreement) and (ii) each of XPAC, PubCo, Merger Sub 1, Merger Sub 2 and Newco acquits, releases and discharges XPAC and its representatives from all Company Released Claims (as defined in the Termination Agreement), in each case with respect to the SuperBac Business Combination Agreement, the other Transaction Documents (as defined in the SuperBac Business Combination Agreement) and the transactions contemplated by the SuperBac Business Combination Agreement and the other Transaction Documents, in each case except for any claims, if any, based upon a breach of the Termination Agreement or a breach of the NDA (as defined in the SuperBac Business Combination Agreement). On May 3, 2023, XPAC filed the executed Termination Agreement in a Current Report on Form 8-K.

The Memorandum and Articles of Association currently provide that XPAC has until the Original Termination Date to complete its initial business combination and, if XPAC does not complete an initial business combination by the Original Termination Date, it will (i) on the Original Termination Date, cease all operations, except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, complete the redemption of all issued and outstanding Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to XPAC (less taxes payable and up to $100,000 of interest to pay dissolution expenses and which interest shall be net of any taxes payable), divided by the number of the then-outstanding Public Shares, which redemption will completely extinguish Public Shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption and subject to the approval of XPAC’s then remaining shareholders and the XPAC Board, liquidate and dissolve, subject in each case to XPAC’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. As a result of the liquidation process, all Public Warrants and Private Placement Warrants will expire worthless.

The XPAC Board believes that the current provisions of the Memorandum and Articles of Association above were included to protect XPAC’s shareholders from having to sustain their investment for an unreasonably long period if XPAC were unable to find a suitable initial business combination target in the timeframe contemplated by the Memorandum and Articles of Association. However, even though the XPAC Board has determined that it is very unlikely that XPAC would be able to complete a business combination with a target other than SuperBac before the Original Termination Date, in the absence of a resolution passed pursuant to the Companies Act (As Revised) of the Cayman Islands to commence the voluntary liquidation of XPAC prior to the consummation of a business combination, XPAC is not permitted by the Memorandum and Articles of Association and the existing Trust Agreement to return the funds in the Trust Account to the Public Shareholders by way of liquidating the Trust Account until after the Original Termination Date, and the Public Shareholders may only exercise their redemption rights in connection with a shareholder vote on a proposed business combination or upon the approval of an amendment to any provision of the Memorandum and Articles of Association relating to the rights of holders of Class A Ordinary Shares.

The purpose of the Governing Documents Proposal is to accelerate the Original Termination Date to the Amended Termination Date such that (i) the Public Shareholders may elect to redeem all or a portion of their Public Shares in exchange for their pro rata portion of the funds held in the Trust Account in connection with the approval of the Governing Documents Proposal, without having to wait for approximately another [●] months to do so while continuing to earn minimal interest, if any, on the funds during such waiting period and (ii) XPAC will be obligated to redeem all remaining issued and outstanding Public Shares not redeemed in the Voluntary Redemption as promptly as reasonably possible but not more than ten business days after the Amended Termination Date and, subject to the approval of XPAC’s remaining shareholders after completion of the Post-Amendment Share Redemption and the XPAC Board, liquidate and dissolve as promptly as reasonably possible after completion of the Post-Amendment Share Redemption, which will allow XPAC to return the funds to its Public Shareholders earlier and enable these shareholders to recover their investment sooner and deploy such returned funds as they see fit. XPAC also plans to voluntarily delist the Class A Ordinary Shares, Public Warrants and Units from Nasdaq as soon as practicable after completion of the Post-Amendment Share Redemption, subject to the rules of Nasdaq and the Memorandum and Articles of Association, as amended.

After careful consideration of all relevant factors, including, but not limited to, the termination of the Proposed SuperBac Business Combination, prevailing market conditions, the time value of money, and the determination of the XPAC Board that it is very unlikely that XPAC would be able to complete an initial business combination with a target other than SuperBac before the Original Termination Date, the XPAC Board has determined that the Governing Documents Proposal is in the best interests of XPAC and its shareholders and recommends that you vote or give instruction to vote “FOR” the Governing Documents Proposal.

The Governing Documents Proposal includes an ordinary resolution that the approval of the Governing Document Proposal, Trust Amendment Proposal and Adjournment Proposal is intended to constitute the adoption of a plan of complete liquidation of XPAC for U.S. federal income tax purposes.

If the Governing Documents Proposal Is Not Approved

If, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient votes from the holders of Ordinary Shares to approve the Governing Documents Proposal, XPAC may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Governing Documents Proposal. If the Adjournment Proposal is not approved by XPAC’s shareholders, the XPAC Board may not be able to adjourn the Shareholder Meeting to a later date or dates, or sine die, in the event that there are insufficient votes from the holders of Ordinary Shares at the time of the Shareholder Meeting to approve the Governing Documents Proposal.

If the Governing Documents Proposal is not approved at the Shareholder Meeting or at any adjournment thereof or is not implemented, and a business combination is not completed on or before the Original Termination Date, then as contemplated by and in accordance with the Memorandum and Articles of Association, XPAC will (i) on the Original Termination Date, cease all operations, except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, complete the redemption of all issued and outstanding Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to XPAC (less taxes payable and up to $100,000 of interest to pay dissolution expenses and which interest shall be net of any taxes payable), divided by the number of the then-outstanding Public Shares, which redemption will completely extinguish Public Shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption and subject to the approval of XPAC’s remaining shareholders after such redemption and the XPAC Board, liquidate and dissolve, subject in each case to XPAC’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

In addition, each of the Governing Documents Proposal and the Trust Amendment Proposal is cross-conditioned on the approval of each other. Due to this cross-conditionality, if the Governing Documents Proposal is not approved, the Voluntary Redemption will not be completed.

If the Governing Documents Proposal Is Approved

If the Governing Documents Proposal is approved and implemented, and because XPAC will not be able to complete an initial business combination by the Amended Termination Date, XPAC will (i) immediately after the Shareholder Meeting, cease all operations, except for the purpose of winding up; (ii) as promptly as reasonably possible, complete the Voluntary Redemption; (iii) as promptly as reasonably possible but not more than ten business days thereafter, complete the redemption of all remaining issued and outstanding Public Shares not redeemed in the Voluntary Redemption, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account (after taking into account the Voluntary Redemption), including interest earned on the funds held in the Trust Account and not previously released to XPAC (less taxes payable and up to $100,000 of interest to pay dissolution expenses and which interest shall be net of any taxes payable), divided by the number of the then-outstanding Public Shares; and (iv) as promptly as reasonably possible following such redemption and subject to the approval of XPAC’s remaining shareholders after completion of the Post-Amendment Share Redemption and the XPAC Board, liquidate and dissolve, subject in each case to XPAC’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. XPAC also plans to voluntarily delist the Class A Ordinary Shares, Public Warrants and Units from Nasdaq as soon as practicable after completion of the Post-Amendment Share Redemption, subject to the rules of Nasdaq and the Memorandum and Articles of Association, as amended.

However, pursuant to its Memorandum and Articles of Association, XPAC will not implement the Governing Documents Proposal if XPAC will not have at least $5,000,001 of net tangible assets upon its implementation of the Governing Documents Proposal, after taking into account the Voluntary Redemption.

In addition, if the Governing Documents Proposal is approved and implemented, the removal from the Trust Account of the amount equal to the pro rata portion of funds available in the Trust Account with respect to redeemed Public Shares in the Voluntary Redemption will reduce the amount remaining in the Trust Account and increase the percentage interest of XPAC held by XPAC’s officers, directors, the Sponsor and its affiliates.

Interests of the Sponsor and XPAC’s Directors and Officers

When you consider the recommendation of the XPAC Board, XPAC’s shareholders should be aware that aside from their interests as shareholders, the Sponsor and XPAC’s directors and officers have interests that differ from the interests of other shareholders generally. The XPAC Board was aware of and considered these interests, among other matters, in recommending to XPAC’s shareholders that they approve the Governing Documents Proposal. XPAC’s shareholders should take the following interests into account when deciding whether to approve the Governing Documents Proposal:

•	without the approval of the Governing Documents Proposal, the Sponsor may only be able to recover its investment in XPAC by way of (i) XPAC’s redemption of these Public Shares upon the exercise of its redemption rights in connection with a shareholder vote on a proposed business combination, (ii) XPAC’s redemption of these Public Shares upon the approval of any other amendment to any provision of the Memorandum and Articles of Association relating to the rights of holders of Class A Ordinary Shares, or (iii) liquidation of the Trust Account if XPAC has not completed an initial business combination by the Original Termination Date;

•	the fact that the Sponsor has agreed not to redeem any Ordinary Shares held by them in connection with a shareholder vote to approve a business combination or the Governing Documents Proposal. Therefore, the 4,261,485 Private Placement Warrants held by the Sponsor, for which the Sponsor paid an aggregate of $6,392,228, and the 5,490,283 Class B Ordinary Shares held by the initial shareholders, for which the Sponsor paid $25,000, will become worthless if XPAC is not able to consummate a business combination within the required time period;

•	the fact that the Sponsor and XPAC’s directors and officers have agreed to waive their rights to liquidating distributions from the Trust Account with respect to any Ordinary Shares (other than Public Shares) held by them;

•	the fact that the Sponsor and XPAC’s directors and officers will only be reimbursed for any loans extended, fees due or out-of-pocket expenses either (i) prior to the consummation of an initial business combination through funds held outside of the Trust Account or (ii) in connection with or after the consummation of an initial business combination. As of December 31, 2022, XPAC had cash of $44,659 outside of the Trust Account available for working capital needs. As of December 31, 2022, XPAC owed $300,000 to the Sponsor pursuant to an unsecured non-interest bearing promissory note. Certain fees and expenses incurred by the Sponsor or XPAC’s officer and directors may continue to increase if the Governing Documents Proposal is not approved and implemented;

•	all rights specified in the Memorandum and Articles of Association relating to the right of XPAC’s directors and officers to be indemnified by XPAC will continue after an initial business combination and, if (x) the Governing Documents Proposal and the Trust Amendment Proposal are approved and implemented, and we do not consummate an initial business combination by the Amended Termination Date or (y) the Governing Documents Proposal or the Trust Amendment Proposal is not approved or not implemented, and we do not consummate an initial business combination by the Original Termination Date, so that XPAC liquidates and dissolves, XPAC will not be able to perform its obligations to its directors and officers under those provisions;

•	none of XPAC’s directors or officers has received any cash compensation for services rendered to XPAC, and all of the current directors and officers of XPAC are expected to continue to serve in their roles at least through the date of the Shareholder Meeting; and

•	the fact that, if the Trust Account is liquidated in the event we are unable to complete an initial business combination within the required time period, the Sponsor has agreed to indemnify XPAC to ensure that the proceeds in the Trust Account are not reduced below $10.00 per Public Share, or such lesser amount on the liquidation date, by the claims of prospective target businesses with which XPAC has entered into an acquisition agreement or claims of any third party for services rendered or products sold to XPAC, but only if such a vendor or target business has not executed a waiver of any and all rights to seek access to the Trust Account.

Redemption Rights

In connection with the approval of the Governing Documents Proposal, XPAC’s Public Shareholders may demand that XPAC redeem their Public Shares for a full pro rata portion of the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to XPAC (less taxes payable and up to $100,000 of interest to pay dissolution expenses and which interest shall be net of any taxes payable) (which, for illustrative purposes, was approximately $[●] per share as of [●], 2023, the Record Date for the Shareholder Meeting), calculated as of two business days prior to the Shareholder Meeting, regardless of whether they vote for or against, or whether they abstain from voting on, the Governing Documents Proposal. If a holder properly seeks redemption as described in this section and the Governing Documents Proposal is approved and implemented, XPAC will redeem these shares for a pro rata portion of funds deposited in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to XPAC (less taxes payable and up to $100,000 of interest to pay dissolution expenses and which interest shall be net of any taxes payable), and the holder will no longer own these shares following the redemption. However, XPAC will not implement the Governing Documents Proposal if XPAC will not have at least $5,000,001 of net tangible assets following approval of the Governing Documents Proposal, after taking into account the Voluntary Redemption.

As a Public Shareholder, you will be entitled to receive cash for any Class A Ordinary Shares to be redeemed only if you:

(i)           hold Class A Ordinary Shares;

(ii)          submit a written request to Continental, the Transfer Agent, in which you request that XPAC redeem all or a portion of your Class A Ordinary Shares for cash; and

(iii)         tender your Class A Ordinary Shares by either delivering your share certificate (if any) and other redemption forms to the Transfer Agent or by delivering your Public Shares electronically using the Depository Trust Company’s DWAC (Deposit Withdrawal At Custodian) system.

Holders who intend to exercise their redemption rights in connection with the Voluntary Redemption must complete the procedures for electing to redeem their Class A Ordinary Shares in the manner described above prior to [●] a.m., Eastern Time, on [●], 2023 (two business days before the Shareholder Meeting) in order for their shares to be redeemed.

If you hold your shares in “street name,” you will have to coordinate with your bank, broker or other nominee to have your shares certificated or delivered electronically. Shares of XPAC that have not been tendered (either physically or electronically) in accordance with these procedures will not be redeemed for cash in connection with the Voluntary Redemption. There is a nominal cost associated with this tendering process and the act of certificating the shares or delivering them through DTC’s DWAC (Deposit Withdrawal At Custodian) system. The Transfer Agent will typically charge the tendering broker $80 and it would be up to the broker whether or not to pass this cost on to the redeeming shareholder.

Any request for Voluntary Redemption, once made by a Public Shareholder, may be withdrawn (with the consent of the XPAC Board (which it may do in whole or in part)) at any time up to [●] a.m., Eastern Time, on [●], 2023. If you deliver your shares for Voluntary Redemption to the Transfer Agent and later decide not to elect redemption, you may request before the Voluntary Redemption Withdrawal Deadline that XPAC instruct the Transfer Agent to return the shares (physically or electronically). We will be required to honor such request only if made prior to the Voluntary Redemption Withdrawal Deadline. After this time, a request for Voluntary Redemption may not be withdrawn unless the XPAC Board determines (in its sole discretion) to permit the withdrawal of such redemption request (which it may do in whole or in part).

Any corrected or changed written exercise of redemption rights in connection with the Voluntary Redemption must be received by the Transfer Agent prior to the deadline for exercising redemption requests in connection with the Voluntary Redemption and, thereafter, prior to the Voluntary Redemption Withdrawal Deadline. No request for such redemption will be honored unless the holder’s shares have been delivered (either physically or electronically) to the Transfer Agent, prior to [●] a.m., Eastern Time, on [●], 2023 (two business days before the Shareholder Meeting).

If a Public Shareholder properly makes a request for Voluntary Redemption and the Class A Ordinary Shares are delivered as described above and the Governing Documents Proposal is approved and implemented, then, XPAC will redeem such Class A Ordinary Shares for a pro rata portion of funds deposited in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to XPAC (less taxes payable and up to $100,000 of interest to pay dissolution expenses and which interest shall be net of any taxes payable), calculated as of two business days prior to the Shareholder Meeting. Prior to exercising redemption rights, shareholders should verify the market price of Class A Ordinary Shares as they may receive higher proceeds from the sale of their Class A Ordinary Shares in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. XPAC cannot assure its shareholders that they will be able to sell their Class A Ordinary Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its shares when its shareholders wish to sell their shares.

If a Public Shareholder exercises his, her or its redemption rights in connection with the Voluntary Redemption, then he, she or it will be exchanging his, her or its Class A Ordinary Shares for cash and will no longer own those shares. You will be entitled to receive cash for these shares only if you properly demand redemption by delivering your share certificate (if any) and other redemption forms (either physically or electronically) to the Transfer Agent as described above and the Governing Documents Proposal is approved and implemented.

For a discussion of certain material U.S. federal income tax considerations for shareholders with respect to the exercise of these redemption rights, see “Certain Material U.S. Federal Income Tax Considerations for Redeeming Shareholders.” The consequences of a redemption to any particular shareholder will depend on that shareholder’s particular facts and circumstances. Accordingly, you are urged to consult your tax advisor to determine your tax consequences from the exercise of your redemption rights, including the applicability and effect of U.S. federal, state, local and non-U.S. income and other tax laws in light of your particular circumstances.

Vote Required for Approval

The approval of the Governing Documents Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds (2/3) majority of the votes cast by the holders of the issued and outstanding Ordinary Shares who are present in person, or represented by proxy, and entitled to vote thereon at the Shareholder Meeting. Abstentions and any broker non-votes will be considered present for the purposes of establishing a quorum but, as a matter of Cayman Islands law, will not constitute votes cast at the Shareholder Meeting and therefore will have no effect on the approval of the Governing Documents Proposal. The Governing Documents Proposal is conditioned on the approval of the Trust Amendment Proposal.

In addition to the Ordinary Shares held by the Sponsor and XPAC’s independent directors, we would need (i) 12,810,660 (or 58.3%), assuming all issued and outstanding Ordinary Shares are voted, or (ii) 3,660,189 (or 16.7%), assuming only the minimum number of shares representing a quorum are voted, in each case of the 21,961,131 Public Shares outstanding as of the Record Date, to be voted in favor of the Governing Documents Proposal in order for the Governing Documents Proposal to be approved.

Full Text of the Resolutions

“RESOLVED, as a special resolution, that, conditional upon XPAC having net tangible assets of at least $5,000,0001 after giving effect to any share redemptions in connection with this resolution pursuant to the existing memorandum and articles of association of XPAC, the existing memorandum and articles of association of XPAC be and are hereby amended by:

(a)	amending Article 49.7 by deleting the following introduction of such sub-section:

“In the event that the Company does not consummate a Business Combination within 24 months from the consummation of the IPO, or such later time as the Members may approve in accordance with the Articles, the Company shall:”

and replacing it with the following:

“In the event that the Company does not consummate a Business Combination by [●], 2023, the Company shall:”; and

(b)	amending Article 49.8(a) by deleting the words:

“within 24 months from the consummation of the IPO”

and replacing them with the words:

“by [●], 2023”; and

RESOLVED, an ordinary resolution, that the approval of the Governing Document Proposal, Trust Amendment Proposal and Adjournment Proposal is intended to constitute the adoption of a plan of complete liquidation of XPAC for U.S. federal income tax purposes.”

Recommendation of the XPAC Board

THE XPAC BOARD RECOMMENDS THAT YOU VOTE “FOR” THE GOVERNING DOCUMENTS PROPOSAL.

PROPOSAL NO. 2 — THE TRUST AMENDMENT PROPOSAL

Overview

On August 3, 2021, XPAC consummated the IPO of 20,000,000 Units. Each Unit consists of one XPAC Class A Ordinary Share and one-third of one XPAC public warrant. Each whole XPAC public warrant entitles the holder to purchase one XPAC Class A Ordinary Share at an exercise price of $11.50 per share, subject to certain adjustments, and only whole warrants are exercisable. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $200,000,000. XPAC granted the underwriter of the IPO, a 45-day option to purchase up to 3,000,000 additional Units to cover over-allotments, if any. On August 16, 2021, the underwriter of the IPO partially exercised the over-allotment option and, on August 19, 2021, purchased an additional 1,961,131 Units from XPAC, generating gross proceeds of $19,611,310. A total of $219,611,310, comprised of the proceeds from the IPO (including the partial exercise of the over-allotment option), was placed in the Trust Account.

Continental’s role as trustee of the Trust Account is subject to the terms and conditions of the Trust Agreement. The Trust Agreement currently provides that Continental shall commence liquidation of the Trust Account only and promptly (x) after its receipt of, and only in accordance with, the applicable instruction letter delivered by XPAC in connection with either a closing of an initial business combination or XPAC’s inability to effect an initial business combination within the time frame specified in the Memorandum and Articles of Association or (y) upon the date that is the later of the Original Termination Date and such later date as may be approved by XPAC’s shareholders in accordance with the Memorandum and Articles of Association, if the aforementioned termination letter has not been received by Continental prior to such date. The Trust Agreement further provides that the provision described in the preceding sentence may not be modified, amended or deleted without the affirmative vote of 65% of the then outstanding Class A Ordinary Shares and Class B Ordinary Shares of XPAC, voting together as a single class.

Reasons for the Trust Amendment Proposal

We propose to amend the Trust Agreement, pursuant to an amendment to the Trust Agreement in the form set forth in the Annex to this proxy statement, to accelerate the date on which Continental must commence liquidation of the Trust Account to the Amended Termination Date, such that Continental shall commence liquidation of the Trust Account promptly upon the Amended Termination Date once the Trust Amendment Proposal is approved at the Shareholder Meeting.

After careful consideration of all relevant factors, including, but not limited to, the termination of the Proposed SuperBac Business Combination, prevailing market conditions, the time value of money, and the determination of the XPAC Board that it is very unlikely that XPAC would be able to complete an initial business combination with a target other than SuperBac before the Original Termination Date, the XPAC Board has determined that the Trust Amendment Proposal is in the best interests of XPAC and its shareholders and recommends that you vote or give instruction to vote “FOR” the Trust Amendment Proposal.

Consequences if the Trust Amendment Proposal Is Not Approved

If, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient votes from the holders of Ordinary Shares to approve the Trust Amendment Proposal, XPAC may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Trust Amendment Proposal. If the Adjournment Proposal is not approved by XPAC’s shareholders, the XPAC Board may not be able to adjourn the Shareholder Meeting to a later date or dates, or sine die, in the event that there are insufficient votes from the holders of Ordinary Shares at the time of the Shareholder Meeting to approve the Trust Amendment Proposal.

If the Trust Amendment Proposal is not approved at the Shareholder Meeting or at any adjournment thereof or is not implemented, and a business combination is not completed on or before the Original Termination Date, then as contemplated by and in accordance with the Trust Agreement, Continental shall commence liquidation of the Trust Account only and promptly (x) after its receipt of, and only in accordance with, the applicable instruction letter delivered by XPAC in connection with XPAC’s inability to effect an initial business combination within the time frame specified in the Memorandum and Articles of Association or (y) upon the date that is the later of the Original Termination Date and such later date as may be approved by XPAC’s shareholders in accordance with the Memorandum and Articles of Association, if the aforementioned termination letter has not been received by Continental prior to such date.

In addition, each of the Trust Amendment Proposal and the Governing Documents Proposal is cross-conditioned on the approval of each other. Due to this cross-conditionality, if the Trust Amendment Proposal is not approved, the Voluntary Redemption will not be completed.

Interests of the Sponsor and XPAC’s Directors and Officers

When you consider the recommendation of the XPAC Board, XPAC’s shareholders should be aware that aside from their interests as shareholders, the Sponsor and XPAC’s directors and officers have interests that differ from the interests of other shareholders generally. The XPAC Board was aware of and considered these interests, among other matters, in recommending to XPAC’s shareholders that they approve the Trust Amendment Proposal. XPAC’s shareholders should take the following interests into account when deciding whether to approve the Trust Amendment Proposal:

•	without the approval of the Trust Amendment Proposal, the Sponsor may only be able to recover its investment in XPAC by way of (i) XPAC’s redemption of these Public Shares upon the exercise of its redemption rights in connection with a shareholder vote on a proposed business combination, (ii) XPAC’s redemption of these Public Shares upon the approval of any other amendment to any provision of the Memorandum and Articles of Association relating to the rights of holders of Class A Ordinary Shares, or (iii) liquidation of the Trust Account if XPAC has not completed an initial business combination by the Original Termination Date;

•	the fact that the Sponsor has agreed not to redeem any Ordinary Shares held by them in connection with a shareholder vote to approve a business combination or the Governing Documents Proposal. Therefore, the 4,261,485 Private Placement Warrants held by the Sponsor, for which the Sponsor paid an aggregate of $6,392,228, and the 5,490,283 Class B Ordinary Shares held by the initial shareholders, for which the Sponsor paid $25,000, will become worthless if XPAC is not able to consummate a business combination within the required time period;

•	the fact that the Sponsor and XPAC’s directors and officers have agreed to waive their rights to liquidating distributions from the Trust Account with respect to any Ordinary Shares (other than Public Shares) held by them;

•	the fact that the Sponsor and XPAC’s directors and officers will only be reimbursed for any loans extended, fees due or out-of-pocket expenses either (i) prior to the consummation of an initial business combination through funds held outside of the Trust Account or (ii) in connection with or after the consummation of an initial business combination. As of December 31, 2022, XPAC had cash of $44,659 outside of the Trust Account available for working capital needs. As of December 31, 2022, XPAC owed $300,000 to the Sponsor pursuant to an unsecured non-interest bearing promissory note. Certain fees and expenses incurred by the Sponsor or XPAC’s officer and directors may continue to increase if the Governing Documents Proposal is not approved and implemented;

•	all rights specified in the Memorandum and Articles of Association relating to the right of XPAC’s directors and officers to be indemnified by XPAC will continue after an initial business combination and, if (x) the Governing Documents Proposal and the Trust Amendment Proposal are approved and implemented, and we do not consummate an initial business combination by the Amended Termination Date or (y) the Governing Documents Proposal or the Trust Amendment Proposal is not approved or not implemented, and we do not consummate an initial business combination by the Original Termination Date, so that XPAC liquidates and dissolves, XPAC will not be able to perform its obligations to its directors and officers under those provisions;

•	none of XPAC’s directors or officers has received any cash compensation for services rendered to XPAC, and all of the current directors and officers of XPAC are expected to continue to serve in their roles at least through the date of the Shareholder Meeting; and

•	the fact that, if the Trust Account is liquidated in the event we are unable to complete an initial business combination within the required time period, the Sponsor has agreed to indemnify XPAC to ensure that the proceeds in the Trust Account are not reduced below $10.00 per Public Share, or such lesser amount on the liquidation date, by the claims of prospective target businesses with which XPAC has entered into an acquisition agreement or claims of any third party for services rendered or products sold to XPAC, but only if such a vendor or target business has not executed a waiver of any and all rights to seek access to the Trust Account.

Vote Required for Approval

The approval of the Trust Amendment Proposal requires, under the Trust Agreement, the affirmative vote of at least 65% of the outstanding Class A Ordinary Shares and Class B Ordinary Shares, voting together as a single class. The Trust Amendment Proposal is conditioned on the approval of the Governing Documents Proposal. Abstentions and any broker non-votes will be considered present for the purposes of establishing a quorum and will have the effect of a vote “AGAINST” the Trust Amendment Proposal.

In addition to the Ordinary Shares held by the Sponsor and XPAC’s independent directors, we would need 12,353,137 (or 56.3%) of the 21,961,131 Public Shares outstanding as of the Record Date, to be voted in favor of the Trust Amendment Proposal in order for the Trust Amendment Proposal to be approved.

Full Text of the Resolution

“RESOLVED, that, conditional upon the effectiveness of the Governing Documents Proposal, the amendment to the Investment Management Trust Agreement, dated as of June 29, 2021 (the “Trust Agreement”), by and between XPAC and Continental Stock Transfer & Trust Company, a New York limited purpose trust company, as trustee (“Continental”), pursuant to an amendment to the Trust Agreement in the form set forth in the Annex to the accompanying proxy statement, to accelerate the date on which Continental must commence liquidation of the trust account established in connection with XPAC’s initial public offering to [●], 2023 be and is hereby authorized and approved.”

Recommendation of the XPAC Board

THE XPAC BOARD RECOMMENDS THAT YOU VOTE “FOR” THE TRUST AMENDMENT PROPOSAL.

PROPOSAL NO. 3 — THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal asks shareholders to approve the adjournment of the Shareholder Meeting to a later date or dates, or sine die, if necessary, either (x) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient votes from the holders of Ordinary Shares to approve the Governing Documents Proposal and/or the Trust Amendment Proposal or (y) if the XPAC Board determines before the Shareholder Meeting that is not necessary or no longer desirable to proceed with the Governing Documents Proposal and/or the Trust Amendment Proposal. In either such event, XPAC will ask shareholders to vote only upon the Adjournment Proposal and not on the Governing Documents Proposal or the Trust Amendment Proposal.

Consequences if the Adjournment Proposal Is Not Approved

If the Adjournment Proposal is not approved by XPAC’s shareholders, the XPAC Board may not be able to adjourn the Shareholder Meeting to a later date in the event, based on the tabulated votes, there are insufficient votes from the holders of Ordinary Shares to approve the Governing Documents Proposal and/or the Trust Amendment Proposal. In such event, the Governing Documents Proposal and/or the Trust Amendment Proposal would not be implemented.

Vote Required for Approval

The approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of at least a majority of the votes cast by the holders of the issued and outstanding Ordinary Shares who are present in person or represented by proxy and entitled to vote thereon at the Shareholder Meeting. Abstentions and any broker non-votes will be considered present for the purposes of establishing a quorum but, as a matter of Cayman Islands law, will not constitute votes cast at the Shareholder Meeting and therefore will have no effect on the approval of the Adjournment Proposal.

In addition to the Ordinary Shares held by the Sponsor and XPAC’s independent directors, we would need (i) 8,235,425 (or 37.5%), assuming all issued and outstanding Ordinary Shares are voted, or (ii) 1,372,572 (or 6.3%), assuming only the minimum number of shares representing a quorum are voted, in each case of the 21,961,131 Public Shares outstanding as of the Record Date, to be voted in favor of the Adjournment Proposal in order for the Adjournment Proposal to be approved.

Full Text of the Resolution

“RESOLVED, as an ordinary resolution, that the adjournment of the extraordinary general meeting to a later date or dates, or sine die, and time and place, to be determined by the chairman of the extraordinary general meeting be and is hereby authorized and approved.”

Recommendation of the XPAC Board

THE XPAC BOARD RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE ADJOURNMENT PROPOSAL.

CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS FOR REDEEMING SHAREHOLDERS

The following discussion is a summary of certain material U.S. federal income tax considerations for U.S. Holders and Non-U.S. Holders (each as defined below, and together, “Holders”) that have their Public Shares redeemed for cash, either pursuant to an exercise of redemption rights in connection with the Governing Documents Proposal or in connection with XPAC’s liquidation in the event the Governing Documents Proposal is approved, and the expiration of Public Warrants in such event. This section applies only to Holders that hold their Units or Public Shares and Public Warrants as “capital assets” for U.S. federal income tax purposes (generally, property held for investment). For purposes of this discussion, because the components of a Unit are generally separable at the option of the holder, the holder of a Unit generally should be treated, for U.S. federal income tax purposes, as the owner of the underlying Public Share and public warrant components of the Unit, and the discussion below with respect to actual Holders of Public Shares and Public Warrants also should apply to holders of Units (as the deemed owners of the underlying Public Shares and Public Warrants that constitute the Units).

This discussion is limited to U.S. federal income tax considerations and does not address any estate or gift or other U.S. non-income tax considerations or considerations arising under the tax laws of any U.S. state or local or non-U.S. jurisdiction. This discussion does not describe all of the U.S. federal income tax consequences that may be relevant to you in light of your particular circumstances, including the alternative minimum tax, the Medicare tax on certain investment income, the special accounting rules under Section 451(b) of the Internal Revenue Code of 1986, as amended (the “Code”) and the different consequences that may apply if you are subject to special rules under U.S. federal income tax law that apply to certain types of investors, such as:

•	our founders, sponsors, officers or directors or other holders of our Class B ordinary shares or private placement warrants or their affiliates;

•	banks, financial institutions or financial services entities;

•	broker-dealers;

•	taxpayers that are subject to the mark-to-market accounting rules with respect to the Public Shares or Public Warrants;

•	tax-exempt entities;

•	governments or agencies or instrumentalities thereof;

•	insurance companies;

•	regulated investment companies or real estate investment trusts;

•	partnerships (including entities or arrangements treated as partnerships for U.S. federal income tax purposes) or pass-through entities (including S Corporations), or persons that hold the Public Shares or Public Warrants through such partnerships or pass-through entities;

•	U.S. expatriates or former long-term residents of the United States;

•	persons that actually or constructively own 5% or more (by vote or value) of XPAC’s shares (except as specifically provided below);

•	persons that acquired their Public Shares or Public Warrants pursuant to an exercise of employee share options, in connection with employee share incentive plans or otherwise as compensation;

•	persons that hold their Public Shares or Public Warrants as part of a straddle, constructive sale, hedge, wash sale, conversion or other integrated or similar transaction;

•	U.S. Holders (as defined below) whose functional currency is not the U.S. dollar; or

•	“specified foreign corporations” (including “controlled foreign corporations”), “passive foreign investment companies” or corporations that accumulate earnings to avoid U.S. federal income tax.

If a partnership (or any entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds Public Shares or Public Warrants, the tax treatment of such partnership and a person treated as a partner of such partnership will generally depend on the status of the partner and the activities of the partnership. Partnerships holding any Public Shares or Public Warrants and persons that are treated as partners of such partnerships should consult their tax advisors as to the particular U.S. federal income tax consequences to them of the Governing Documents Proposal.

This discussion is based on the Code, proposed, temporary and final Treasury Regulations promulgated thereunder, and judicial and administrative interpretations thereof, all as of the date hereof. All of the foregoing is subject to change, which change could apply retroactively and could affect the tax considerations described herein.

XPAC has not sought, and does not intend to seek, any rulings from the U.S. Internal Revenue Service (the “IRS”) as to any U.S. federal income tax considerations described herein. There can be no assurance that the IRS will not take positions inconsistent with the considerations discussed below or that any such positions would not be sustained by a court.

THIS DISCUSSION IS ONLY A SUMMARY OF CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS ASSOCIATED WITH THE REDEMPTION OF PUBLIC SHARES AND EXPIRATION OF PUBLIC WARRANTS AS A RESULT OF THE GOVERNING DOCUMENTS PROPOSAL. EACH HOLDER SHOULD CONSULT ITS OWN TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO SUCH HOLDER OF THE REDEMPTION OF PUBLIC SHARES AND EXPIRATION OF PUBLIC WARRANTS AS A RESULT OF THE GOVERNING DOCUMENTS PROPOSAL, INCLUDING THE APPLICABILITY AND EFFECTS OF U.S. FEDERAL, STATE AND LOCAL AND NON-U.S. TAX LAWS.

U.S. Holders

As used herein, a “U.S. Holder” is a beneficial owner of a Public Share or Public Warrant who or that is, for U.S. federal income tax purposes:

•	an individual who is a citizen or resident of the United States;

•	a corporation (or other entity that is treated as a corporation for U.S. federal income tax purposes) that is created or organized (or treated as created or organized) in or under the laws of the United States or any state thereof or the District of Columbia;

•	an estate whose income is subject to U.S. federal income tax regardless of its source; or

•	a trust if (1) a U.S. court can exercise primary supervision over the administration of such trust and one or more United States persons (within the meaning of the Code) have the authority to control all substantial decisions of the trust or (2) it has a valid election in place to be treated as a United States person.

Redemption of Public Shares

A U.S. Holder’s receipt of cash for its Public Shares pursuant to an exercise of redemption rights described in this proxy statement or in connection with XPAC’s liquidation is expected to be treated as a distribution to such holder in complete liquidation of XPAC for U.S. federal income tax purposes, with such distribution treated as a payment received in exchange for such Public Shares under Section 331 of the Code.

Under this treatment, subject to the PFIC rules discussed below under the heading “— Passive Foreign Investment Company Rules,” a U.S. Holder generally will recognize capital gain or loss in an amount equal to the difference between the amount of cash received in the redemption and the U.S. Holder’s adjusted tax basis in the Public Shares redeemed. Any such capital gain or loss generally will be long-term capital gain or loss if the U.S. Holder’s holding period for the Public Shares so disposed of exceeds one year. For these purposes, it is unclear whether the redemption rights with respect to the public shares described in this proxy statement may prevent the holding period of the public shares from commencing prior to the termination of such rights. Long-term capital gains recognized by non-corporate U.S. Holders generally will be eligible to be taxed at reduced rates. The deductibility of capital losses is subject to limitations.

U.S. Holders who hold different blocks of Public Shares (including as a result of holding different blocks of Public Shares purchased or acquired on different dates or at different prices) should consult their tax advisors to determine how the above rules apply to them.

ALL U.S. HOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS AS TO THE TAX CONSEQUENCES TO THEM OF A REDEMPTION OF ALL OR A PORTION OF THEIR PUBLIC SHARES PURSUANT TO AN EXERCISE OF REDEMPTION RIGHTS DESCRIBED IN THIS PROXY STATEMENT OR IN CONNECTION WITH OUR LIQUIDATION, INCLUDING ANY SPECIAL REPORTING REQUIREMENTS.

Passive Foreign Investment Company Rules

Very generally, a foreign (i.e., non-U.S.) corporation will be a passive foreign investment company (a “PFIC”) for U.S. federal income tax purposes if either (i) at least 75% of its gross income in a taxable year is passive income, or (ii) at least 50% of its assets in a taxable year (ordinarily, but subject to exceptions, determined based on fair market value and averaged quarterly over the year) are held for the production of, or produce, passive income. Passive income generally includes dividends, interest, rents and royalties (other than rents or royalties derived from the active conduct of a trade or business) and gains from the disposition of assets giving rise to passive income.

Because XPAC is a blank check company with no current active business, based upon the composition of its income and assets, and upon a review of its financial statements, it is anticipated that XPAC was a PFIC for its taxable years ended December 31, 2021 and December 31, 2022, and will continue to be treated as a PFIC until we no longer satisfy the PFIC tests (although, as stated below, in general the PFIC rules would continue to apply to any U.S. holder who held our securities at any time we were considered a PFIC).

For a U.S. Holder whose Public Shares are redeemed (a “Redeeming U.S. Holder”), if we are determined to be a PFIC and the Redeeming U.S. Holder did not make either a timely “qualified electing fund” (“QEF”) election with respect to its Public Shares for our first taxable year as a PFIC in which the Redeeming U.S. Holder held (or was deemed to hold) Public Shares or a timely “mark to market” election, in each case as described below, such Holder generally will be subject to special rules with respect to any gain recognized by the Redeeming U.S. Holder on the sale or other disposition of its Public Shares.

Under these special rules,

•	the Redeeming U.S. Holder’s gain will be allocated ratably over the Redeeming U.S. Holder’s holding period for the Public Shares;

•	the amount allocated to the Redeeming U.S. Holder’s taxable year in which the Redeeming U.S. Holder recognized the gain will be taxed as ordinary income;

•	the amount allocated to other taxable years (or portions thereof) of the Redeeming U.S. Holder and included in its holding period will be taxed at the highest tax rate in effect for that year and applicable to the Redeeming U.S. Holder; and

•	an additional tax equal to the interest charge generally applicable to underpayments of tax will be imposed on the Redeeming U.S. Holder in respect of the tax attributable to each such other taxable year described in the immediately preceding clause of the Redeeming U.S. Holder.

In general, a Redeeming U.S. Holder may avoid the PFIC tax consequences described above in respect to our shares by making a timely QEF election (if eligible to do so) in the first year in which we were a PFIC that is included in such U.S. Holder’s holding period in respect of our shares to include in income its pro rata share of our net capital gains (as long-term capital gain) and other earnings and profits (as ordinary income), on a current basis, in each case whether or not distributed, in the taxable year of the Redeeming U.S. Holder in which or with which our taxable year ends. In general, a QEF election must be made on or before the due date (including extensions) for filing such Redeeming U.S. Holder’s tax return for the taxable year for which the election relates. A Redeeming U.S. Holder may make a separate election to defer the payment of taxes on undistributed income inclusions under the QEF rules, but if deferred, any such taxes will be subject to an interest charge.

The QEF election is made on a shareholder-by-shareholder basis and, once made, can be revoked only with the consent of the IRS. A Redeeming U.S. Holder generally makes a QEF election by attaching a completed IRS Form 8621 (Return by a Shareholder of a Passive Foreign Investment Company or Qualified Electing Fund), including the information provided in a PFIC annual information statement, to a timely filed U.S. federal income tax return for the tax year to which the election relates. Retroactive QEF elections generally may be made only by filing a protective statement with such return and if certain other conditions are met or with the consent of the IRS. Redeeming U.S. Holders should consult their own tax advisors regarding the availability and tax consequences of a retroactive QEF election under their particular circumstances.

A Redeeming U.S. Holder’s ability to make a QEF Election with respect to XPAC is contingent upon, among other things, the provision by XPAC of a “PFIC Annual Information Statement” to such Redeeming U.S. Holder. There is no assurance, however, that we would timely provide such required information.

If a Redeeming U.S. Holder has made a QEF election with respect to our Public Shares, and the special tax and interest charge rules do not apply to such Public Shares (because of a timely QEF election for our first taxable year as a PFIC in which the Redeeming U.S. Holder holds (or is deemed to hold) such Public Shares, as described above), any gain recognized on the sale of our Public Shares generally will be taxable as capital gain and no interest charge will be imposed. As discussed above, Redeeming U.S. Holders of a QEF are currently taxed on their pro rata Public Shares of its earnings and profits, whether or not distributed. In such case, a subsequent distribution of such earnings and profits that were previously included in income generally should not be taxable as a dividend to such Redeeming U.S. Holders. The tax basis of a Redeeming U.S. Holder’s Public Shares in a QEF will be increased by amounts that are included in income, and decreased by amounts distributed but not taxed as dividends, under the above rules. Similar basis adjustments apply to property if by reason of holding such property the Redeeming U.S. Holder is treated under the applicable attribution rules as owning Public Shares in a QEF.

A determination that we are a PFIC for any particular year will generally apply for subsequent years to a Redeeming U.S. Holder who held Public Shares while we were a PFIC, whether or not we meet the test for PFIC status in those subsequent years. A Redeeming U.S. Holder who makes the QEF election discussed above for our first taxable year as a PFIC in which the Redeeming U.S. Holder holds (or is deemed to hold) our Public Shares and receives the requisite PFIC annual information statement, however, will not be subject to the PFIC tax and interest charge rules discussed above in respect to such Public Shares. In addition, such Redeeming U.S. Holder will not be subject to the QEF inclusion regime with respect to such Public Shares for any taxable year of us that ends within or with a taxable year of the Redeeming U.S. Holder and in which we are not a PFIC. However, if the QEF election is not effective for each of our taxable years in which we are a PFIC and the Redeeming U.S. Holder holds (or is deemed to hold) our Public Shares, the PFIC rules discussed above will continue to apply to such Public Shares unless the holder makes a “purging election” and pays the tax and interest charge with respect to the gain inherent in such Public Shares attributable to the pre-QEF election period.

The impact of the PFIC rules on a Redeeming U.S. Holder may also depend on whether the Redeeming U.S. Holder has made a “mark to market” election under Section 1296 of the Code. Redeeming U.S. Holders that hold (directly or constructively) stock of a foreign corporation that is classified as a PFIC may annually elect to mark such stock to its market value if such stock is regularly traded on an established exchange (a “mark-to-market election”). No assurance can be given that the Public Shares are considered to be regularly traded for purposes of the mark-to-market election or whether the other requirements of this election are satisfied. If such an election is available and has been made for the first taxable year in which we were a PFIC and in which the U.S. Holder held our shares, such Redeeming U.S. Holders will generally not be subject to the special PFIC taxation rules discussed above as long as such shares continue to be treated as regularly traded on an established exchange. Instead, in general, the Redeeming U.S. Holder will include as ordinary income each year the excess, if any, of the fair market value of its Public Shares at the end of its taxable year over the adjusted basis in its Public Shares. The Redeeming U.S. Holder also will be allowed to take an ordinary loss in respect of the excess, if any, of the adjusted basis of its Public Shares over the fair market value of its Public Shares at the end of its taxable year (but only to the extent of the net amount of previously included income as a result of the mark-to-market election). The Redeeming U.S. Holder’s basis in its Public Shares will be adjusted to reflect any such income or loss amounts, and any further gain recognized on a sale or other taxable disposition of the Public Shares will be treated as ordinary income. However, if the mark-to-market election is made by a Redeeming U.S. Holder after the beginning of the holding period for the PFIC stock, then the special PFIC taxation rules described above will apply to certain dispositions of, distributions on and other amounts taxable with respect to the Public Shares.

A Redeeming U.S. Holder that owns (or is deemed to own) Public Shares in a PFIC during any taxable year of the Redeeming U.S. Holder, may have to file an IRS Form 8621 (whether or not a QEF or market-to-market election is made) and such other information as may be required by the U.S. Treasury Department.

THE APPLICATION OF THE PFIC RULES IS EXTREMELY COMPLEX. U.S. HOLDERS WHO ARE CONSIDERING PARTICIPATING IN THE REDEMPTION AND/OR SELLING, TRANSFERRING OR OTHERWISE DISPOSING OF THEIR PUBLIC SHARES SHOULD CONSULT WITH THEIR TAX ADVISORS CONCERNING THE APPLICATION OF THE PFIC RULES (INCLUDING WHETHER A QEF ELECTION, A MARK-TO-MARKET ELECTION, OR ANY OTHER ELECTION IS AVAILABLE AND THE CONSEQUENCES TO THEM OF ANY SUCH ELECTION) IN THEIR PARTICULAR CIRCUMSTANCES.

Expiration of a Public Warrant

If the Governing Documents Proposal is approved, the Public Warrants, which do not become exercisable unless XPAC completes an initial business combination, will expire worthless. In such case, a U.S. Holder will generally recognize a capital loss equal to such holder’s tax basis in the expired warrants. The deductibility of capital losses is subject to limitations.

Non-U.S. Holders

As used herein, a “Non-U.S. Holder” is a beneficial owner of a Public Share or public warrant who is not a U.S. Holder.

Redemption of Public Shares

A Non-U.S. Holder’s receipt of cash for its Public Shares pursuant to an exercise of redemption rights described in this proxy statement or in connection with XPAC’s liquidation is expected to be treated as a distribution to such holder in complete liquidation of XPAC for U.S. federal income tax purposes, with such distribution treated as a payment received in exchange for such Public Shares under Section 331 of the Code. A Non-U.S. Holder generally will not be subject to U.S. federal income tax on any gain recognized as a result of the redemption of its Public Shares unless the gain is effectively connected with such Non-U.S. Holder’s conduct of a trade or business within the United States (and if an income tax treaty applies, is attributable to a U.S. permanent establishment or fixed base maintained by the non-U.S. shareholder).

Expiration of a Public Warrant

If the Governing Documents Proposal is approved, the Public Warrants, which do not become exercisable unless XPAC completes an initial business combination, will expire worthless. In such case, a Non-U.S. Holder will generally recognize a capital loss equal to such holder’s tax basis in the expired warrants. Non-U.S. Holders should consult their tax advisors regarding the U.S. federal income tax consequences to them in respect of any loss recognized on the expiration of their Public Warrants.

ALL NON-U.S. HOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS AS TO THE TAX CONSEQUENCES TO THEM OF A REDEMPTION OF ALL OR A PORTION OF THEIR PUBLIC SHARES PURSUANT TO AN EXERCISE OF REDEMPTION RIGHTS DESCRIBED IN THIS PROXY STATEMENT OR IN CONNECTION WITH OUR LIQUIDATION, INCLUDING ANY SPECIAL REPORTING REQUIREMENTS.

Information Reporting and Backup Withholding

In general, proceeds received from the exercise of redemption rights will be subject to backup withholding for a non-corporate U.S. Holder that:

•	fails to provide an accurate taxpayer identification number;

•	is notified by the IRS regarding a failure to report all interest or dividends required to be shown on his or her federal income tax returns; or

•	in certain circumstances, fails to comply with applicable certification requirements.

A Non-U.S. Holder generally may eliminate the requirement for information reporting and backup withholding by providing certification of its non-U.S. status, under penalties of perjury, on a duly executed applicable IRS Form W-8 or by otherwise establishing an exemption.

Any amount withheld under these rules will be creditable against the U.S. Holder’s or Non-U.S. Holder’s U.S. federal income tax liability or refundable to the extent that it exceeds this liability, provided that the required information is timely furnished to the IRS and other applicable requirements are met.

AS PREVIOUSLY NOTED ABOVE, THE FOREGOING DISCUSSION OF CERTAIN U.S. FEDERAL INCOME TAX CONSEQUENCES IS INCLUDED FOR GENERAL INFORMATION PURPOSES ONLY AND IS NOT INTENDED TO BE, AND SHOULD NOT BE CONSTRUED AS, LEGAL OR TAX ADVICE TO ANY SHAREHOLDER. XPAC ONCE AGAIN URGES YOU TO CONSULT WITH YOUR OWN TAX ADVISER TO DETERMINE THE PARTICULAR TAX CONSEQUENCES TO YOU (INCLUDING THE APPLICATION AND EFFECT OF ANY U.S. FEDERAL, STATE, LOCAL OR FOREIGN INCOME OR OTHER TAX LAWS) OF THE GOVERNING DOCUMENTS PROPOSAL.

BUSINESS OF XPAC AND CERTAIN INFORMATION ABOUT XPAC

General

We are a blank check company incorporated as an exempted company in the Cayman Islands on March 11, 2021 formed for the purpose of effecting a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or other similar business combination involving XPAC with one or more businesses or entities.

IPO and Private Placement

On August 3, 2021, we consummated our initial public offering of 20,000,000 Units. The Units were sold at a price of $10.00 per Unit, generating gross proceeds of $200,000,000. The Units sold in the offering were registered under the Securities Act of 1933, as amended, on a registration statement on Form S-1 (No. 333-256097). The SEC declared the registration statement effective on July 29, 2021. Concurrently with the IPO, we consummated the sale of an aggregate of 4,000,000 Private Placement Warrants, at a price of $1.50 per Private Placement Warrant, to the Sponsor for an aggregate purchase price of $392,228.

XPAC granted the underwriter of the IPO a 45-day option to purchase up to 3,000,000 additional Units to cover over-allotments, if any. On August 16, 2021, the underwriter of the IPO partially exercised the over-allotment option and, on August 19, 2021, purchased an additional 1,961,131 Units from XPAC, generating gross proceeds of $19,611,310. Simultaneously with the sale and issuance of the over-allotment Units, XPAC consummated the sale of an additional 261,485 Private Placement Warrants to the Sponsor at a purchase price of $1.50 per Private Placement Warrant, generating gross proceeds of $392,228.

A total of $219,611,310, comprised of the proceeds from the IPO (including the partial exercise of the over-allotment option), was placed in the Trust Account and were invested in U.S. government securities with a maturity of 185 days or less, or in money market funds that meet certain conditions under Rule 2a-7 under the Investment Company Act of 1940, as amended, that invest only in direct U.S. government treasury obligations, until the earliest of: (i) the completion of a business combination and (ii) the distribution of the funds in the Trust Account to our shareholders.

Transaction costs amounted to approximately $7,686,396, including $5,380,477 of deferred underwriting commissions and $2,305,919 of deferred advisory fees.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of Ordinary Shares as of the date of this proxy statement with respect to the beneficial ownership of shares of Ordinary Shares, by:

•	each person known by XPAC to be the beneficial owner of more than 5% of XPAC’s outstanding Class A Ordinary Shares or Class B Ordinary Shares;

•	each of XPAC’s executive Directors and Officers; and

•	all XPAC’s executive Directors and Officers as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if such person possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days.

In the table below, percentage ownership is based on 27,451,414 Ordinary Shares, consisting of (i) 21,961,131 Class A Ordinary Shares and (ii) 5,490,283 Class B Ordinary Shares, issued and outstanding as of the date of this proxy statement. Holders of Class A Ordinary Shares and holders of Class B Ordinary Shares are entitled to one vote for each share held on all matters to be voted on by shareholders and vote together as a single class, except as required by law; provided, that, prior to our initial business combination, holders of Class B Ordinary Shares will have the right to appoint all of our directors and remove members of the XPAC Board for any reason, and holders of Class A Ordinary Shares will not be entitled to vote on the appointment of directors during such time. All of the Class B Ordinary Shares are convertible into Class A Ordinary Shares on a one-for-one basis.

Unless otherwise indicated, we believe that all persons named in the table below have sole voting and investment power with respect to all Ordinary Shares beneficially owned by them. The table below does not include the Class A Ordinary Shares underlying the Private Placement Warrants held by the Sponsor because the Private Placement Warrants are not exercisable within 60 days of the date of this proxy statement.

	Class A Ordinary Shares		Class B Ordinary Shares(1)
	Number of Shares Beneficially Owned	Approximate Percentage of Class A Ordinary Shares	Number of Shares Beneficially Owned	Approximate Percentage of Class B Ordinary Shares	Approximate Percentage of Ordinary Shares
Name and Address of Beneficial Owner(1)
XPAC Sponsor LLC (the Sponsor)(3)	—	—	5,400,283	98.4%	19.7%
XP Inc.(4)	2,109,257	9.6%	—	—	7.7%
TRUXT Investimentos Ltda(5).	1,949,957	8.9%	—	—	7.1%
Aristeia Capital, L.L.C.(6)	1,930,176	8.8%	—	—	7.0%
Glazer Capital, LLC(7)	2,181,000	9.9%			7.9%
Chu Kong	—	—	—	—	—
Guilherme Teixeira	—	—	—	—	—
Fabio Kann	—	—	—	—	—
Marcos Peixoto	—	—	—	—	—
Denis Pedreira	—	—	30,000	*	*
Ana Cabral-Gardner	—	—	30,000	*	*
Camilo Tedde	—	—	30,000	*	*
All directors and officers as a group (7 individuals)	—	—	90,000	1.6%	*

*	Less than 1%.

(1)	Class B Ordinary Shares convert into Class A Ordinary Shares on a one-for-one basis, subject to adjustment, as described in the section entitled “Description of Securities” in our prospectus filed with the SEC pursuant to Rule 424(b)(4) (File No. No. 333-256097).

(2)	Unless otherwise noted, the business address of each of our shareholders is c/o XPAC Sponsor LLC, 55 West 46th Street, 30th Floor, New York, NY 10036.

(3)	XPAC Sponsor LLC, the Sponsor, is the record holder of the Class B ordinary shares reported herein. The sole member of the Sponsor, XP Inc., by virtue of its control over the Sponsor, may be deemed to beneficially own shares held by the Sponsor.

(4)	Includes (i) 5,400,283 Class B ordinary shares held by XPAC Sponsor LLC that are convertible for Class A ordinary shares; (ii) 1,222,500 Class A ordinary shares held by Trend XPAC Fundo de Acoes Investimento no Exterior, which is a fund managed by an affiliate of XP Inc.; (iii) 847,709 Class A ordinary shares held by Brazil International Fund SPC - LB International Fund CS, which is a fund managed by an affiliate of XP Inc.; (iv) 37,247 Class A ordinary shares held by XP Long Term FIM IE, which is a fund managed by an affiliate of XP Inc.; and (v) 1,801 Class A ordinary shares held by XP Long Term Equity Institucional Master FIA, which is a fund managed by an affiliate of XP Inc.

(5)	This information is based solely on the Schedule 13G/A filed with the SEC on January 31, 2023 on behalf of TRUXT Investimentos Ltda. (“TRUXT”), TRUXT Brazil Long Bias and Bruno de Godoy Garcia (“Mr. Garcia”). TRUXT and Mr. Garcia have shared voting and dispositive power over 1,949,957 Class A ordinary shares. Mr. Garcia is the Chief Investment Officer and a controlling person of TRUXT. TRUXT is the investment manager, and Mr. Garcia is the portfolio manager, of TRUXT Brazil Long Bias, a Cayman Islands corporation. TRUXT, Mr. Garcia and TRUXT Brazil Long Bias may be deemed to share voting and dispositive power with respect to 1,720,832 Class A ordinary shares held by TRUXT Brazil Long Bias. The business address of each of TRUXT, TRUXT Brazil Long Bias and Mr. Garcia is Av. Ataulfo de Paiva, 153, 6th Floor, Leblon, Rio de Janeiro, RJ, 22440-032 Brazil.

(6)	This information is based solely on the Schedule 13G filed with the SEC on February 14, 2023 on behalf of Aristeia Capital, L.L.C. Aristeia Capital, L.L.C. is the investment manager of, and has voting and investment control with respect to 1,930,176 Class A ordinary shares held by, one or more private investment funds. The business address of Aristeia Capital, L.L.C. is One Greenwich Plaza, 3rd Floor, Greenwich, CT 06830.

(7)	This information is based solely on the Schedule 13G filed with the SEC on February 14, 2023 on behalf of Glazer Capital, LLC (“Glazer Capital”) and Paul J. Glazer (“Mr. Glazer”). Glazer Capital and Mr. Glazer have shared voting and dispositive power over 2,181,000 Class A ordinary shares. Glazer Capital is a Delaware limited liability company and reported the Class A ordinary shares held by certain funds and managed accounts to which Glazer Capital serves as investment manager (collectively, the “Glazer Funds”). Mr. Glazer (“Mr. Glazer”) serves as the Managing Member of Glazer Capital. The business address of each Glazer Capital and Mr. Glazer is 250 West 55th Street, Suite 30A, New York, New York 10019.

HOUSEHOLDING INFORMATION

Unless XPAC has received contrary instructions, XPAC may send a single copy of this proxy statement to any household at which two or more shareholders reside if XPAC believes the shareholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce XPAC’s expenses. However, if shareholders prefer to receive multiple sets of XPAC’s disclosure documents at the same address this year or in future years, the shareholders should follow the instructions described below. Similarly, if an address is shared with another shareholder and together both of the shareholders would like to receive only a single set of XPAC’s disclosure documents, the shareholders should follow these instructions:

•	if the shares are registered in the name of the shareholder, the shareholder should contact us at our offices at 55 West 46th Street, 30th Floor, New York, NY 10036, United States, to inform us of his or her request; or

•	if a bank, broker or other nominee holds the shares, the shareholder should contact the bank, broker or other nominee directly.

SHAREHOLDER PROPOSALS

XPAC’s shareholders seeking to bring business before an annual general meeting of XPAC’s shareholders or to nominate candidates for appointment as directors at an annual general meeting of XPAC must deliver notice to the principal executive offices of XAPC not less than 120 calendar days before the date of XPAC’s proxy statement released to XPAC’s shareholders in connection with the previous year’s annual general meeting or, if XPAC did not hold an annual general meeting the previous year, or if the date of the current year’s annual general meeting has been changed by more than 30 days from the date of the previous year’s meeting, then the deadline shall be set by the XPAC Board with such deadline being a reasonable time before XPAC begins to print and send its related proxy materials. As of the date of this proxy statement, XPAC has not held an annual general meeting of XPAC’s shareholders.

The XPAC Board has determined that it is very unlikely that XPAC would be able to complete an initial business combination with a target other than SuperBac before the Original Termination Date. If the Governing Documents Proposal is approved, and because XPAC will not be able to complete an initial business combination by the Amended Termination Date, XPAC will (i) immediately after the Shareholder Meeting, cease all operations, except for the purpose of winding up; (ii) as promptly as reasonably possible, complete the Voluntary Redemption (as defined below); (iii) as promptly as reasonably possible but not more than ten business days thereafter, complete the redemption of all remaining issued and outstanding Public Shares not redeemed in the Voluntary Redemption, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account (after taking into account the Voluntary Redemption), including interest earned on the funds held in the Trust Account and not previously released to XPAC (less taxes payable and up to $100,000 of interest to pay dissolution expenses and which interest shall be net of any taxes payable), divided by the number of the then-outstanding Public Shares; and (iv) as promptly as reasonably possible following such redemption and subject to the approval of XPAC’s remaining shareholders after completion of the Post-Amendment Share Redemption (as defined below) and the XPAC Board, liquidate and dissolve, subject in each case to XPAC’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law, and consequently there will be no annual general meeting at which shareholders could submit proposals.

Similarly, if the Governing Documents Proposal and the Trust Amendment Proposal are not approved, and XPAC does not consummate an initial business combination by the Original Termination Date, then XPAC will, on the Original Termination Date, cease all operations except for the purpose of winding up and there will be no annual general meeting at which shareholders could submit proposals.

WHERE YOU CAN FIND MORE INFORMATION

XPAC files reports, proxy statements and other information with the SEC as required by the Securities Exchange Act of 1934, as emended. You may access information on XPAC at the SEC web site, which contains reports, proxy statements and other information, at: http://www.sec.gov.

This proxy statement is available without charge to shareholders of XPAC upon written or oral request. If you would like additional copies of this proxy statement or if you have questions about the proposals to be presented at the Shareholder Meeting, you should contact XPAC in writing at the offices of XPAC located at 55 West 46th Street, 30th Floor, New York, NY 10036, United States or by telephone at +1 (646) 664-0501.

If you have questions about the proposals or this proxy statement, would like additional copies of this proxy statement, or need to obtain proxy cards or other information related to the proxy solicitation, please contact [●], XPAC’s proxy solicitor, by calling [●] (toll-free), or banks and brokers can call [●], or by emailing [●]. You will not be charged for any of the documents that you request.

To obtain timely delivery of the documents, you must request them no later than five business days before the date of the Shareholder Meeting, or no later [●], 2023.

ANNEX

AMENDMENT TO THE INVESTMENT MANAGEMENT TRUST AGREEMENT

THIS AMENDMENT TO THE INVESTMENT MANAGEMENT TRUST AGREEMENT (this “Amendment Agreement”), dated as of [●], 2023, is made by and between XPAC Acquisition Corp., a Cayman Islands exempted company (“XPAC” or the “Company”), and Continental Stock Transfer & Trust Company, a New York corporation (the “Trustee”), and amends that certain Investment Management Trust Agreement, effective as of June 29, 2021 (the “Trust Agreement”), by and between XPAC and the Trustee. Capitalized terms used but not defined in this Amendment Agreement have the meanings assigned to such terms in the Trust Agreement.

WHEREAS, Section 1(i) of the Trust Agreement provides that the Trustee agrees and covenants to commence liquidation of the Trust Account only after and promptly after (x) receipt of, and only in accordance with, the terms of a Termination Letter in a form substantially similar to that attached to the Trust Agreement as either Exhibit A or Exhibit B signed on behalf of XPAC by its Chief Executive Officer, Chief Investment Officer, Chief Financial Officer, General Counsel, Secretary or Chairman of the board of directors of XPAC or other authorized officer of XPAC, and complete the liquidation of the Trust Account and distribute the Property in the Trust Account, including interest (less up to $100,000 of interest that may be released to XPAC to pay dissolution expenses and which interest shall be net of any taxes payable, it being understood that the Trustee has no obligation to monitor or question XPAC’s position that an allocation has been made for taxes payable), only as directed in the Termination Letter and the other documents referred to therein; provided, that, in the case a Termination Letter in the form of Exhibit A is received, or (y) upon the date which is twenty-four (24) months after the closing of the Offering, or such later date as may be approved by XPAC’s shareholders in accordance with XPAC’s amended and restated memorandum and articles of association, as amended from time to time, if a Termination Letter has not been received by the Trustee prior to such date, in which case the Trust Account shall be liquidated in accordance with the procedures set forth in the Termination Letter attached as Exhibit B and the Property in the Trust Account, including interest (less up to $100,000 of interest that may be released to XPAC to pay dissolution expenses and which interest shall be net of any taxes payable), shall be distributed to the Public Shareholders as of such date;

WHEREAS, Section 6(c) of the Trust Agreement provides that Section 1(i) of the Trust Agreement may not be modified, amended or deleted without the affirmative vote of 65% of the then outstanding Class A ordinary shares, par value $0.0001 per share of XPAC (the “Class A Ordinary Shares”) and Class B ordinary shares, par value $0.0001 per share of XPAC (the “Class B Ordinary Shares”), voting together as a single class; and

WHEREAS, at an extraordinary general meeting of the shareholders of XPAC held on or about the date hereof (the “Special Meeting”), at least 65% of the then issued and outstanding Class A Ordinary Shares and Class B Ordinary Shares, voting together as a single class, have voted affirmatively to approve this Amendment Agreement;

WHEREAS, at the Special Meeting, the shareholders of XPAC also voted to approve an amendment to its amended and restated memorandum and articles of association (such amendment, the “Governing Documents Amendment”); and

WHEREAS, each of XPAC and the Trustee desires to amend the Trust Agreement as provided herein.

NOW, THEREFORE, in consideration of the mutual agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

1.	Amendment to the Trust Agreement. Effective as of the execution hereof, Section 1(i) of the Trust Agreement is hereby amended by deleting Section 1(i) in its entirety and inserting the following in lieu thereof:

“Commence liquidation of the Trust Account only after and promptly after (x) receipt of, and only in accordance with, the terms of a letter from the Company (a “Termination Letter”) in a form substantially similar to that attached hereto as either Exhibit A or Exhibit B signed on behalf of XPAC by its Chief Executive Officer, Chief Investment Officer, Chief Financial Officer, General Counsel, Secretary or Chairman of the board of directors of XPAC (the “Board”) or other authorized officer of XPAC, and complete the liquidation of the Trust Account and distribute the Property in the Trust Account, including interest (less up to $100,000 of interest that may be released to XPAC to pay dissolution expenses and which interest shall be net of any taxes payable, it being understood that the Trustee has no obligation to monitor or question XPAC’s position that an allocation has been made for taxes payable), only as directed in the Termination Letter and the other documents referred to therein; provided, that, in the case a Termination Letter in the form of Exhibit A is received, or (y) on [●], 2023, if a Termination Letter has not been received by the Trustee prior to such date, in which case the Trust Account shall be liquidated in accordance with the procedures set forth in the Termination Letter attached as Exhibit B and the Property in the Trust Account, including interest (less up to $100,000 of interest that may be released to XPAC to pay dissolution expenses and which interest shall be net of any taxes payable), shall be distributed to the Public Shareholders as of such date;”.

2.	Amendment to Exhibits.

(a)	Effective as of the execution hereof, Exhibit B of the Trust Agreement is hereby deleted and replaced in its entirety with Exhibit B attached hereto.

(b)	Effective as of the execution hereof, Exhibit D of the Trust Agreement is hereby deleted and replaced in its entirety with Exhibit D attached hereto.

3.	No Further Amendment. The parties hereto agree that except as provided in this Amendment Agreement, the Trust Agreement shall continue unmodified, in full force and effect and constitute legal and binding obligations of all parties thereto in accordance with its terms. This Amendment Agreement forms an integral and inseparable part of the Trust Agreement.

4.	References.

(a)	All references to the “Trust Agreement” (including “hereof,” “herein,” “hereunder,” “hereby” and “this Agreement”) in the Trust Agreement shall refer to the Trust Agreement as amended by this Amendment Agreement. Notwithstanding the foregoing, references to the date of the Trust Agreement (as amended hereby) and references in the Trust Agreement to “the date hereof,” “the date of this Trust Agreement” and terms of similar import shall in all instances continue to refer to June 29, 2021.

(b)	All references to the “amended and restated memorandum and articles of association” in the Trust Agreement (as amended by this Amendment Agreement) and terms of similar import shall mean the amended and restated memorandum and articles of association as amended by the Governing Documents Amendment.

5.	Other Miscellaneous Terms.

(a)	This Amendment Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York. The parties hereto consent to the jurisdiction and venue of any state or federal court located in the City of New York, State of New York, for purposes of resolving any disputes hereunder. AS TO ANY CLAIM, CROSS-CLAIM OR COUNTERCLAIM IN ANY WAY RELATING TO THIS AMENDMENT AGREEMENT, EACH PARTY WAIVES THE RIGHT TO TRIAL BY JURY.

(b)	This Amendment Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument. In the event that any signature is delivered by facsimile transmission or any other form of electronic delivery, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such signature page were an original thereof.

(c)	The provisions of Sections 6(e), (f), (g), (h), (j) and (k) of the Trust Agreement shall apply mutatis mutandis to this Amendment Agreement, as if set forth in full herein.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment Agreement to be duly executed by their duly authorized representatives, all as of the day and year first above written.

CONTINENTAL STOCK TRANSFER & TRUST COMPANY., AS TRUSTEE

By:
Name:
Title:

XPAC ACQUISITION CORP.

By:
Name:
Title:

EXHIBIT B

[Letterhead of XPAC]

[Insert date]

Continental Stock Transfer & Trust Company
One State Street, 30th Floor
New York, New York 10004
Attn: [●]
Email: [●]

Re: Trust Account — Termination Letter

Dear [●]:

Pursuant to Section 1(i) of the Investment Management Trust Agreement between XPAC Acquisition Corp. (“XPAC”) and Continental Stock Transfer & Trust Company (the “Trustee”), dated as of June 29, 2021 (as amended, the “Trust Agreement”), this is to advise you that XPAC has been unable to be able to effect a business combination with a target business (the “Business Combination”) within the time frame specified in XPAC’s Amended and Restated Memorandum and Articles of Association (as amended effective as of [●], 2023). Capitalized terms used but not defined herein shall have the meanings set forth in the Trust Agreement.

In accordance with the terms of the Trust Agreement, we hereby authorize you to liquidate the Trust Account investments and to transfer the total proceeds to the trust operating account at JPMorgan Chase Bank, N.A. to await distribution to the Public Shareholders. Subject to the effectiveness of the amendment to the Amended and Restated Memorandum and Articles of Association (which became effective as of [●], 2023), XPAC has selected [•], 2023 as the effective date for the purpose of determining when the Public Shareholders will be entitled to receive their share of the liquidation proceeds. It is acknowledged that no interest will be earned by XPAC on the liquidation proceeds while on deposit in the trust operating account. You agree to be the Paying Agent of record and, in your separate capacity as Paying Agent, agree to distribute said funds directly to XPAC’s Public Shareholders in accordance with the terms of the Trust Agreement and the Amended and Restated Memorandum and Articles of Association of XPAC. Upon the distribution of all the funds, net of any payments necessary for reasonable unreimbursed expenses related to liquidating the Trust Account, your obligations under the Trust Agreement shall be terminated.

Very truly yours,

XPAC ACQUISITION CORP.

By:
Name:
Title:

cc: Citigroup Global Markets Inc.

EXHIBIT D

[Letterhead of XPAC]

[Insert date]

Continental Stock Transfer & Trust Company
One State Street, 30th Floor
New York, New York 10004
Attn: [●]
Email: [●]

Re: Trust Account — Trust Account Amendment Notification and Redemption Liquidation Request

Dear [●]:

Reference is made to the Investment Management Trust Agreement between XPAC Acquisition Corp. (“XPAC”) and Continental Stock Transfer & Trust Company (the “Trustee”), dated as of June 29, 2021 (as amended, the “Trust Agreement”). Capitalized terms used but not defined herein shall have the meanings set forth in the Trust Agreement.

Pursuant to Section 1(k) of the Trust Agreement, this is to advise you that XPAC has sought an amendment to the Amended and Restated Memorandum and Articles of Association of XPAC within the scope of Section 1(k). Accordingly, in accordance with the terms of the Trust Agreement, we hereby authorize you to liquidate a sufficient portion of the Trust Account and to transfer $[●] of the proceeds of the Trust Account to the trust operating account at JPMorgan Chase Bank, N.A. for distribution to the shareholders that have requested redemption of their shares in connection with such amendment to the Amended and Restated Memorandum and Articles of Association of XPAC.

Very truly yours,

XPAC ACQUISITION CORP.

By:
Name:
Title:

XPAC ACQUISITION CORP.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF XPAC ACQUISITION CORP.
FOR THE EXTRAORDINARY GENERAL MEETING TO BE HELD ON [●], 2023

The undersigned hereby acknowledges receipt of the notice and Proxy Statement, dated [●], 2023 in connection with the Extraordinary General Meeting to be held at [●] a.m., Eastern Time on [●], 2023, for the sole purpose of considering and voting upon the following proposals, and herby appoints [●], and each of them (with full power to act alone). The attorneys and proxies of the undersigned, with power of substitution to each, to vote all shares of the ordinary shares of XPAC Acquisition Corp. (“XPAC”) registered in the name provided, which the undersigned is entitled to vote at the Extraordinary General Meeting, and at any adjournments thereof with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are real and each of them is instructed to vote or act as follows on the proposals set forth in the Proxy Statement.

THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF YOU RETURN A SIGNED AND DATED PROXY BUT NO DIRECTION IS MADE, YOUR ORDINARY SHARES WILL BE VOTED “FOR” THE PROPOSALS SET FORTH BELOW. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY.

Important Notice Regarding the Availability of Proxy Materials for the Extraordinary General Meeting to be held at [●] a.m., Eastern Time on [●], 2023:

Notice of extraordinary general meeting and the accompanying Proxy Statement are available at [●].

THE BOARD OF DIRECTORS OF XPAC ACQUISITION CORP. RECOMMENDS A VOTE “FOR” PROPOSAL 1, PROPOSAL 2 AND PROPOSAL 3	Please mark votes as indicated in this example			Cheek here for address change and indicate the correct address below:

Proposal 1—Governing Documents Amendment Proposal	FOR	AGAINST	ABSTAIN

Amend XPAC’s Memorandum and Articles of Association to accelerate the date by which XPAC must cease all operations, except for the purpose of winding up, if it fails to complete a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or similar business combination involving XPAC with one or more businesses or entities, which we refer to as our initial business combination, from August 3, 2023 to [●], 2023, pursuant to the following resolution:

“RESOLVED, as a special resolution, that, conditional upon XPAC having net tangible assets of at least $5,000,001 after giving effect to any share redemptions in connection with this resolution pursuant to the existing Memorandum and Articles of Association of XPAC, the existing Memorandum and Articles of Association of XPAC be and are hereby amended by:

(a) amending Article 49.7 by deleting the following introduction of such subsection:

“In the event that the Company does not consummate a Business Combination within 24 months from the consummation of the IPO, or such later time as the Members may approve in accordance with the Articles, the Company shall:”

and replacing it with the following:

“In the event that the Company does not consummate a Business Combination by [●], 2023, the Company shall:”, and

(b) amending Article 49.8(a) by deleting the words:

“within 24 months from the consummation of the IPO, or such later time as the Members may approve in accordance with the Articles”

and replacing them with the words:

“by [●], 2023”; and

RESOLVED, as an ordinary resolution, that the approval of the Governing Document Proposal, Trust Amendment Proposal and Adjournment Proposal is intended to constitute the adoption of a plan of complete liquidation of XPAC for U.S. federal income tax purposes.”

	☐	☐	☐

Proposal 2 —Trust Amendment Proposal	FOR	AGAINST	ABSTAIN	Date: _______________, 2023

Amend the Investment Management Trust Agreement, dated as of June 29, 2021 by and between XPAC and Continental Stock Transfer & Trust Company, a New York limited purpose trust company, as trustee (“Continental”), pursuant to an amendment to the Trust Agreement in the form set forth in the Annex to the accompanying proxy statement, to accelerate the date on which Continental must commence liquidation of the trust account established in connection with XPAC’s initial public offering to [●], 2023, pursuant to the following resolution:

“RESOLVED, that, conditional upon the effectiveness of the Governing Documents Proposal, the amendment to the Investment Management Trust Agreement, dated as of June 29, 2021 (the “Trust Agreement”), by and between XPAC and Continental Stock Transfer & Trust Company, a New York limited purpose trust company, as trustee (“Continental”), pursuant to an amendment to the Trust Agreement in the form set forth in the Annex to the accompanying proxy statement, to accelerate the date on which Continental must commence liquidation of the trust account established in connection with XPAC’s initial public offering to [●], 2023 be and is hereby authorized and approved.”

Proposal 2 is conditioned on the approval of Proposal 1. If Proposal 2 is approved by the shareholders and Proposal 1 is not, neither proposal will take effect.

	☐	☐	☐

__________________________
Signature

Signature (if held jointly)

Signature should agree with name printed hereon. If shares are held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians and attorneys should indicate the capacity which they sign. Attorneys should submit powers of attorney.

Proposal 3—Adjournment Proposal	FOR	AGAINST	ABSTAIN

 To adjourn the Extraordinary General Meeting to a later date or dates, or sine die, if necessary, either (x) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are insufficient votes from the holders of Class A ordinary shares, par value $0.0001 per share and Class B ordinary shares, par value $0.0001 per share to approve the Governing Documents Proposal and/or the Trust Amendment Proposal or (y) if XPAC’s board of directors determines before the Extraordinary General Meeting that is not necessary or no longer desirable to proceed with the Governing Documents Proposal and/or the Trust Amendment Proposal, pursuant to the following resolution:

“RESOLVED, as an ordinary resolution, that the adjournment of the extraordinary general meeting to a later date or dates, or sine die, and time and place, to be determined by the chairman of the extraordinary general meeting be and is hereby authorized and approved.”

	☐	☐	☐	PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE ABOVE SIGNED SHAREHOLDER. IF YOU RETURN A SIGNED AND DATED PROXY BUT NO DIRECTION IS MADE, YOUR ORDINARY SHARES WILL BE VOTED FOR THE PROPOSALS SET FORTH ABOVE.

2